Delaware
Investments(SM)
-------------------------------------
A member of Lincoln Financial Group(R)


[Graphic Omitted: Closed End Artwork]

CLOSED END

Semiannual Report
2003

DELAWARE INVESTMENTS
Closed-End Municipal Bond Funds
(formerly Voyageur Closed-End Municipal Bond Funds)

[Graphic Omitted: Powered by Research.(SM) Logo]

A Commitment
      to Our Investors

Investment Objectives and Strategies
Each of the six Funds in this report is a closed-end management investment company whose shares trade on the American Stock Exchange (ASE) in New York. Each Fund seeks to provide high current income exempt from federal income tax and from the personal income tax of its state, if any, consistent with the preservation of capital. In addition, Florida Insured Municipal Income Fund seeks investments that enable its shares to be exempt from Florida's intangible personal property tax. Each fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade, tax-exempt municipal obligations.

Investment Advisor
Delaware Management Company (Delaware Management), a series of Delaware Management Business Trust, has been the Funds' investment advisor since May 1, 1997. Delaware Management is a part of Lincoln Financial Group, one of America's largest publicly held diversified financial services companies, with global insurance operations and more than $113.59 billion in assets under management as of September 30, 2002.

As of September 30, 2002, Delaware Management and its affiliates managed more than $82 billion for mutual fund shareholders and institutional investors, such as pension plans and foundations. In addition to the six closed-end Funds in this report, Delaware Management also manages other closed-end Funds traded on the New York Stock Exchange.

Leveraging
Each of the six Funds in this report uses leveraging, a tool that is not usually used by open-ended mutual funds and one that can be an important contributor to each Fund's income and capital appreciation potential. Of course, there is no guarantee that leveraging will benefit any of the Funds. Leveraging could result in a higher degree of volatility because a Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. Delaware Management believes this volatility risk is reasonable given the benefits of higher income return potential.

Table
     of Contents

Letter to Shareholders                                          1
Portfolio Management Review                                     3
Performance Summaries
  Minnesota Municipal Income Funds I, II, III                   7
  Arizona Municipal Income Fund                                 8
  Florida Insured Municipal Income Fund                         8
  Colorado Insured Municipal Income Fund                        9
Financial Statements:
  Statements of Net Assets                                     10
  Statements of Operations                                     23
  Statements of Changes in Net Assets                          25
  Financial Highlights                                         27
  Notes to Financial Statements                                33

Letter                      Delaware Investments Closed-End Municipal Bond Funds
     to Shareholders        October 8, 2002




Recap of Events

As we head into the fall, we are impressed by the resilience of the U.S. economy as it has continued to show signs of recovery from a recession that recent government data suggest was worse than earlier depicted.

The U.S. gross domestic product (GDP), often considered a snapshot of the entire economy, has posted four consecutive quarters of growth. While it's true that the gains have been modest, we think it's important to consider how much worse the recession might have been had the economy not displayed such resiliency. Considering the collapse in capital spending that occurred when the business cycle bottomed, we think it may take some time for the economy to fully establish a base from which it can launch a more significant expansion.

With prospects for a growing economy ahead of us, we would like to review areas of financial strength in the six-month period ended September 30, 2002. The biggest story, in our opinion, was the bond market. Interest rates helped to drive bond performance and since the beginning of 2001, interest rates have moved substantially lower. Short-term rates have declined significantly due to the Federal Reserve's prior reductions of the fed funds rate. Longer-term rates, which are typically higher due to added future uncertainties, also moved lower, but to a lesser degree. The net result was that investors frequently experienced a measure of capital appreciation from their bonds, while enjoying the steady income flows that bonds also offer. During the six-month reporting period, the fed funds rate remained unchanged.

     "TO MEET RISING DEMAND, THE ISSUANCE OF NEW BONDS HAS BEEN DRAMATIC."

Not surprising, we witnessed a wave of capital flows into bond funds during the past six months. Driven by a variety of factors -- including unattractive money market yields, diminished expectations for stock returns, and simple risk aversion -- net new cash flows for bond mutual funds increased $92 billion in the six months ended September 30, 2002 (Source: ICI).

To meet rising demand, the issuance of new bonds has been dramatic. For municipal securities, the number of such offerings reached a record setting $218.7 billion for the first eight months of 2002. This figure represents a greater than 20 percent increase over the same eight-month period in 2001 (Source: Salomon Smith Barney). It also has served to keep municipal bond yields meaningfully high in relation to U.S. Treasury bonds.


                                                                          Total Return   Total Return   Premium (+)/
 Total Return                                                                at Net        at Market    Discount (-)     ASE
 For the six months ended September 30, 2002                               Asset Value       Value      as of 9/30/02   Symbol

 Minnesota Municipal Income Fund I                                           +10.04%        +13.27%        +1.60%        VMN
 Minnesota Municipal Income Fund II                                           +9.14%        +14.45%        +3.17%        VMM
 Minnesota Municipal Income Fund III                                         +11.78%        +13.84%        +0.07%        VYM
 Lipper Minnesota Closed-End Municipal Debt Funds Average (5 funds)           +9.81%
 Arizona Municipal Income Fund                                               +12.37%        +14.05%        +2.19%        VAZ
 Colorado Insured Municipal Income Fund                                      +14.28%        +16.93%        +1.77%        VCF
 Lipper Other States Closed-End Municipal Debt Funds Average (41 funds)      +13.03%
 Florida Insured Municipal Income Fund                                       +12.42%        +16.49%        -4.11%        VFL
 Lipper Florida Closed-End Municipal Debt Funds Average (14 funds)           +12.68%
------------------------------------------------------------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond Index                                         +8.58%
 Lehman Brothers Insured Municipal Bond Index                                 +9.31%
------------------------------------------------------------------------------------------------------------------------------------

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. The Lipper categories represent the average return of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. The Lehman Brothers Insured Municipal Bond Index is an unmanaged index that generally tracks the performance of insured municipal bonds. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Unlike U.S. Treasuries, the U.S. Government does not guarantee the payment of principal and interest on municipal bonds.

Market Outlook
We believe that the U.S. economy will continue to grow for the remainder of 2002. We also believe the Federal Reserve is likely to keep the fed funds target rate low for the near term. A continuation of low rates could likely bode well for your Fund over the short run.

Despite immediate concerns for the economy, we encourage investors to be patient about the long-term economic renewal. The business community appears to have become more risk-averse -- a stance that may well prove useful in the long run, but which also portends a gradual recovery. At the same time, current events are weighing on the economy and on investors as well. With the possibility of U.S. action against Iraq, and with tensions lingering in the Middle East, outside events continue to play a large role in the current investment setting.

The past six-month period has caused many investors to reassess their risk tolerance. We reiterate the importance of diversification, and suggest meeting with your financial advisor to reexamine your investment goals. Given their income production and ability to moderate overall portfolio volatility, we are confident that Delaware Investments' municipal bond funds can maintain a meaningful place in a balanced portfolio structure.

Thank you for your continued commitment to Delaware Investments.

Sincerely,

/s/ David K. Downes
-------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                   Delaware Investments Closed-End Municipal Bond Funds
  Management Review         October 8, 2002




Fund Managers

Andrew M. McCullagh
Senior Portfolio Manager
Arizona Municipal Income Fund,
Colorado Insured Municipal Income Fund

Patrick P. Coyne
Mitchell L. Conery
Senior Portfolio Managers
Minnesota Municipal Income Funds I,II,III,
Florida Insured Municipal Income Fund

The Funds' Results
The municipal bond markets have continued their solid performance, which began in 2000 and has now spanned into the six months ended September 30, 2002.

For much of the reporting period investors also took part in a "flight to quality", and investors sought out the bond markets as they looked for a safe haven from the relative poor performance of other asset classes - especially equities. Municipal bond funds generally benefited from this sentiment.

The bullish environment for municipal bonds owed greatly to the Federal Reserve's efforts at keeping interest rates low. Though investors have largely enjoyed rising bond prices as a result of the low short-term interest rate environment, new bonds coming to market have offered steadily lower yields.

Low interest rates also helped generate a healthy supply of new municipal securities as 2002 progressed. The main source of this new supply was re-funding activity, as lower borrowing costs enticed issuers to refinance outstanding debt. In addition, many issuers were eager to initiate new projects while rates were low. Nationally, municipal bond issuance for 2002 is on a record pace, well above the levels experienced one year earlier (Source: Moody's Investors Service).

We believe our investment style is well suited for such dynamic times. In the recent six months, we believe our investors benefited from our conservative investment style, which precludes our making large bets on the future course of interest rates. We also do not allow our asset mix to significantly deviate, relative to our benchmarks, by region or specific asset class.

Portfolio Highlights
Minnesota Municipal Income Funds I, II and III
Throughout the six months ended September 30, 2002, Minnesota's economy continued to benefit from its diverse economic base and limited indebtedness. Despite this, the state's budget was weighed down by the same economic pressures felt nationwide, and the state legislature managed to balance the budget only through a one-time use of reserves.

We noted in our last report that municipal bond issuance in the state trailed national averages. However, that trend has reversed, and for 2002 issuance in Minnesota has been above the national average, which is itself on a record pace (Source: Moody's Investors Service). The State of Minnesota was able to maintain its AAA credit rating, but credit analysts began watching for any unfavorable change in the government's fiscal situation.

During the six-month period, the Funds' benchmark index -- the Lehman Brothers Municipal Bond Index -- rose +8.58%. Municipal bond performance in the state was strong during the period, and the Funds' peer group, the Lipper Minnesota Closed-End Municipal Debt Funds Average, returned +9.81%. Returns for all three Funds surpassed the Lehman Brothers Municipal Bond Index. Only Minnesota Municipal Income Fund II was outperformed by its Lipper peer group. Minnesota Municipal Income Fund I returned +10.04% for the six-month period ended September 30, 2002 (Shares at net asset value with all distributions reinvested), Minnesota Municipal Income Fund II returned +9.14% for the period (Shares at net asset value with all distributions reinvested), and Minnesota Municipal Income Fund III turned in a +11.78% return (Shares at net asset value with all distributions reinvested).

As always, we closely monitored each Fund's duration, an indicator of a bond or bond fund's sensitivity to changes in interest rates. The longer the duration, the more sensitive a bond or bond fund is to changes in interest rates. Duration postures in the three portfolios changed only slightly during the six-month period. Minnesota Municipal Income Fund III holds several longer maturity bonds and has a longer duration than the other two portfolios, indicating a greater sensitivity to interest rate changes.

Although the percentages are down from six months prior, the three Funds also have continued to hold a significant portion of their assets in pre-refunded bonds. This generally serves to keep the average credit rating in the portfolios high. Pre-refunded bonds typically have a AAA credit rating, because interest from U.S. government securities is used to pay off the bond issues. As of September 30, 2002, pre-refunded bonds accounted for 18.38% of net assets in Minnesota Municipal Income Fund I, 13.41% of net assets in Minnesota Municipal Income Fund II, and 14.39% of net assets in Minnesota Municipal Income Fund III.

At the six-month period end, the largest position in both Minnesota Municipal Income Fund I and Minnesota Municipal Income Fund II was a revenue bond issued by the Dakota and Washington County Housing and Redevelopment Authority. In Minnesota Municipal Income Fund III, the largest position was a bond issued by the University of Minnesota Hospital. Both bonds were escrowed to maturity, a process similar to pre-refunding in which proceeds on a new bond are held in escrow and used to pay off the existing issue at maturity.

Many new municipal bond issues come to market in Minnesota backed by insurance guarantees, which adds stability but can also limit yield in a portfolio. As a result, part of our management approach during the period was to strike a balance between adding high-quality bond issues and lower-quality, higher-yielding securities as they became available. For any such higher-yielding bonds, we scrutinized them to make sure that we were comfortable with the amount of risk they offered relative to their potential reward.

Arizona Municipal Income Fund
The Arizona economy has slowed in 2002, primarily because of weakness in the state's high technology sector. However, population gains are expected to be among the strongest in the nation going forward, boosting demand for housing.

The Fund rewarded shareholders with solid performance for the six-month period ended September 30, 2002. The Fund's return of +12.37% (Shares at net asset value with all distributions reinvested) trailed the +13.03% return of the Lipper Other States Closed-End Municipal Debt Funds Average for the same six-month period, which may have been aided by better municipal bond performance in states other than Arizona.

The Fund benefited from a dividend yield that was high relative to some of our peer funds during the period. Many of the Fund's bonds were purchased in periods in which interest rates were significantly higher, allowing us to lock in higher yields. The Fund still maintained a strong overall credit rating, with 77.15% of assets dedicated to AAA-rated securities as of September 30, 2002.

On the downside, the Fund included some securities that experienced credit downgrades, such as revenue bonds issued by Maricopa County Industrial Development Authority for multifamily housing. However, we expect that we could see credit improvement in these issues over the next six months to a year.

Colorado Insured Municipal Income Fund
We continue to have a bright outlook for the municipal bond market in Colorado, generally given the long-term growth trends in the state. High quality bonds continue to be issued in Colorado to fund a variety of municipal projects, including hospitals, schools, housing, and transportation. For example, as of September 30, 2002, bonds issued to fund higher education projects constituted 22.25% of net assets in the Fund. These bonds are typically issued by the Colorado Educational and Cultural Facilities Authority, or directly by universities themselves.

The Fund returned +14.28% (Shares at net asset value with distributions reinvested) for the six-month period ended September 30, 2002, surpassing the +13.03% return of the Lipper Other States Closed-End Municipal Debt Funds Average for the same period.

The Fund's holdings were all AAA-rated as of the period end, as the Fund is focused exclusively on insured bonds, which are given the highest credit rating almost without exception. The Fund's average duration, which denotes sensitivity to interest rate changes, stood at 5.77 years on September 30, 2002. Although this figure was less than the average fund in our Lipper peer group, it is important to note that the group includes funds from multiple states, while our posture was reflective of our own outlook for the Colorado market.

Florida Insured Municipal Income Fund
During the six months ended September 30, 2002, the Fund returned +12.42% (Shares at net asset value with all distributions reinvested), slightly trailing the +12.68% gain of the Lipper Florida Closed-End Municipal Debt Funds Average.

The Fund's holdings were all AAA-rated as of the period end, as the Fund is focused exclusively on insured bonds. We usually maintain a shorter duration posture in this insured Fund relative to its peers. This may have caused our notable underperformance relative to the Lipper class average. However, given the conservative nature of the Fund, we felt the strategy was prudent, allowing us to provide an attractive risk/return profile. One argument for keeping duration reined in is that insured bonds are the most liquid bonds in the municipal universe, and extra liquidity can lead to increased price volatility.

Both housing and hospital bonds continue to play significant roles in the Fund. A significant percentage of the portfolio's assets were also dedicated to pre-refunded issues.

The largest position in the Fund as of September 30, 2002 was Escambia County School Board certificates of participation. The second largest holding was a hospital bond, also in Escambia County, issued by the county's Health Facility Authority.

Outlook
We anticipate a continued attractive environment for municipal investors going forward. Among the reasons for our optimism is that municipal bonds tend to attract few foreign investors, who have begun retrenching from U.S. fixed-income markets. Also, as industry publication The Bond Buyer recently noted, 2002 may well end with a historic high for new municipal securities coming to market. State and local agencies are seeking to replace older, higher-yielding debt with newer, cheaper debt before interest rates move upward. These same institutions may also need to borrow to fund capital projects as a result of decreased tax receipts caused by the lingering effects of last year's recession. Salomon Smith Barney adds that with education and transportation-oriented bonds likely to be new issue volume leaders, we may well see heavy volume in the few months ahead.

We generally expect longer-maturity securities to begin closing the performance gap with shorter-maturity securities. Because we believe that longer-maturity bonds may be somewhat undervalued, we may decide to expand our holdings in this area across all of our municipal bond funds.

We believe that municipal bonds will continue to be attractive to investors, given the turbulent stock market of last fall and this past July. We think a balanced asset allocation that includes municipals is likely to prove its worth in the long run.

Dividend Reinvestment Plans
Each Fund offers an automatic dividend reinvestment program. If Fund shares are registered in your name and you are not already reinvesting dividends but would like to do so, contact the dividend plan agent, Mellon Investor Services, L.L.C., at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in "street" name, contact your financial advisor or the broker/dealer holding the shares.

Under the current policies of Arizona Municipal Income Fund, Florida Insured Municipal Income Fund, Minnesota Municipal Income Fund I, and Minnesota Municipal Income Fund II, all distributions of net investment income and capital gains to common stock shareholders are automatically reinvested in additional shares unless shareholders elect to receive all dividends and other distributions in cash paid by check mailed directly to shareholders by the dividend plan agent. Under the current policies of Colorado Insured Municipal Income Fund and Minnesota Municipal Income Fund III, distributions of net investment income and capital gains to common shareholders will be paid in cash unless shareholders notify Mellon Investor Services, L.L.C. of their desire to participate in the dividend reinvestment program.

After each Fund declares a dividend or determines to make a capital gains distribution, the plan agent will, as agent for the participants, receive the cash payment and use it to buy shares in the open market on the American Stock Exchange. The Funds will not issue any new shares in connection with the plan. You can contact Mellon at:

Mellon Investor Services, L.L.C.
Dividend Reinvestment Department
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
800 851-9677

Delaware Investments
      Minnesota Municipal Income Funds I, II, III

Fund Basics

As of September 30, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Funds seek to provide current income exempt from both regular federal income tax and Minnesota state personal income tax, consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
Fund I    $40.60 million
Fund II   $109.67 million
Fund III  $26.37 million
--------------------------------------------------------------------------------
Number of Holdings:
Fund I    44
Fund II   76
Fund III  32
--------------------------------------------------------------------------------
Fund Start Dates:
Fund I    May 1, 1992
Fund II   February 26, 1993
Fund III  October 29, 1993
--------------------------------------------------------------------------------
Your Fund Managers:
Mitchell L. Conery received a bachelor's degree from Boston University and an MBA in finance from the State University of New York at Albany. Prior to joining Delaware Investments in 1997, he served as an investment officer with the Travelers Group. Before that, he held positions at CS First Boston Corporation, MBIA Corporation, Thomson McKinnon Securities, Ovest Financial Services, and Merrill Lynch.

Patrick P. Coyne received a bachelor's degree from Harvard University and an MBA in finance from the University of Pennsylvania's Wharton School. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. He joined Delaware Investments' fixed-income department in 1990.

---------------------------------------------------------------------------------------------
Minnesota Municipal Income Funds I, II, III
Bond Quality and Portfolio Highlights

September 30, 2002                                         Fund I     Fund II     Fund III
AAA                                                        61.86%      47.07%       50.31%
AA                                                          2.70%      16.53%        5.23%
A                                                          21.48%      17.89%       25.06%
BBB                                                         1.60%       6.57%        6.95%
BB                                                            --          --         0.49%
Unrated                                                    12.37%      11.94%       11.96%
---------------------------------------------------------------------------------------------
Average Credit Quality                                       AAA         AAA          AAA
Average Duration*                                        4.39 years   4.12 years   5.36 years
Average Maturity **                                      5.98 years   5.89 years   8.08 years
Current Yield at Market Price                               5.66%        6.15%        5.85%
Amount of Leveraging (millions)                              $20         $60          $15
---------------------------------------------------------------------------------------------

 * Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

** Average Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

Approximately 14.09%, 15.19%, and 12.50% of the income generated by Minnesota Municipal Income Funds - I, II and III, respectively, for the six months ended September 30, 2002 was subject to the federal alternative minimum tax.
--------------------------------------------------------------------------------

Delaware Investments
     Arizona Municipal Income Fund

Fund Basics

As of September 30, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks to provide current income exempt from both regular federal income tax and from Arizona state personal income tax, consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$47.70 million
--------------------------------------------------------------------------------
Number of Holdings:
35
--------------------------------------------------------------------------------
Fund Start Date:
February 26, 1993
--------------------------------------------------------------------------------
Your Fund Manager:
Andrew M. McCullagh joined Delaware Investments in 1997, after holding investment management positions at Kirchner, Moore & Co. He holds a bachelor's degree from Washington College and a graduate certificate in public finance from the University of Michigan.

--------------------------------------------------------------------------------
Portfolio Characteristics

As of September 30, 2002
--------------------------------------------------------------------------------
Current Yield at Market Price                                   5.87%
--------------------------------------------------------------------------------
Average Duration*                                               5.97 years
--------------------------------------------------------------------------------
Average Maturity**                                              8.09 years
--------------------------------------------------------------------------------
Average Credit Quality                                          AAA
--------------------------------------------------------------------------------
  *Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.
**Average Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.
Approximately 13.15% of the income generated by Arizona Municipal Income Fund for the six months ended September 30, 2002 was subject to the federal alternative minimum tax.

Delaware Investments
     Florida Insured Municipal
     Income Fund

Fund Basics

As of September 30, 2002
--------------------------------------------------------------------------------
Fund Objectives:
The Fund seeks to provide current income exempt from regular federal income tax consistent with preservation of capital. The Fund will also seek to maintain its portfolio so that the Fund's shares will be exempt from the Florida intangible personal property tax.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$40.04 million
--------------------------------------------------------------------------------
Number of Holdings:
34
--------------------------------------------------------------------------------
Fund Start Date:
February 26, 1993
--------------------------------------------------------------------------------
Your Fund Managers:
Mitchell L. Conery
Patrick P. Coyne

--------------------------------------------------------------------------------
Portfolio Characteristics

As of September 30, 2002
--------------------------------------------------------------------------------
Current Yield at Market Price                                   6.06%
--------------------------------------------------------------------------------
Average Duration*                                               4.79 years
--------------------------------------------------------------------------------
Average Maturity**                                              6.14 years
--------------------------------------------------------------------------------
Average Credit Quality                                          AAA
--------------------------------------------------------------------------------
 * Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

** Average Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

Approximately 18.16% of the income generated by Florida Insured Municipal Income Fund for the six months ended September 30, 2002 was subject to the federal alternative minimum tax.
--------------------------------------------------------------------------------

Delaware Investments
     Colorado Insured Municipal Income Fund

Fund Basics

As of September 30, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks to provide current income exempt from both regular federal income tax and Colorado state income tax, consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$79.39 million
--------------------------------------------------------------------------------
Number of Holdings:
45
--------------------------------------------------------------------------------
Fund Start Date:
July 29, 1993
--------------------------------------------------------------------------------
Your Fund Manager:
Andrew M. McCullagh

--------------------------------------------------------------------------------
Portfolio Characteristics

As of September 30, 2002
--------------------------------------------------------------------------------
Current Yield at Market Price                                   5.85%
--------------------------------------------------------------------------------
Average Duration*                                               5.77 years
--------------------------------------------------------------------------------
Average Maturity**                                              7.18 years
--------------------------------------------------------------------------------
Average Credit Quality                                          AAA
--------------------------------------------------------------------------------
 * Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

** Average Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

None of the income generated by Colorado Insured Municipal Income Fund for the six months ended September 30, 2002 was subject to the federal alternative minimum tax.
--------------------------------------------------------------------------------

Statement             Delaware Investments Minnesota Municipal Income Fund, Inc.
     of Net Assets    September 30, 2002 (Unaudited)


                                                      Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 152.04%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 7.74%
  Minneapolis/St. Paul Metropolitan
    Airports Commission Revenue
    Series A 5.00% 1/1/30 (AMBAC)                      $  500,000  $  513,265
  Minneapolis/St. Paul Metropolitan
    Airports Commission Revenue
    Series C 5.25% 1/1/32 (FGIC)                        2,500,000   2,627,000
                                                                   ----------
                                                                    3,140,265
                                                                   ----------
City General Obligation Bonds - 4.01%
  Minneapolis Refunding (Laurel Village)
    6.00% 3/1/16                                        1,600,000   1,627,408
                                                                   ----------
                                                                    1,627,408
                                                                   ----------
Continuing Care/Retirement Revenue
  Bonds - 9.12%
  Minnetonka Housing Facilities Revenue
    (Beacon Hill Housing Project,
    Presbyterian Homes & Services)
    7.70% 6/1/25                                        2,725,000   2,772,224
  St. Paul Housing & Redevelopment
    Authority Revenue
    (Franciscan Health Project)
    5.40% 11/20/42 (GNMA) (FHA)                           880,000     928,523
                                                                   ----------
                                                                    3,700,747
                                                                   ----------
Corporate Backed Revenue Bonds - 2.24%
  Anoka County Solid Waste Disposal
    National Rural Co-Op Utility
    (United Power Association)
    Series A 6.95% 12/1/08 (CFC) (AMT)                    895,000     910,922
                                                                     --------
                                                                      910,922
                                                                     --------
Escrowed to Maturity Bonds - 12.96%
  Dakota/Washington Counties Housing
    & Redevelopment Authority Single
    Family Mortgage Revenue
    8.375% 9/1/21 (GNMA) (FHA) (AMT)                    2,555,000   3,828,386
  Southern Minnesota Municipal Power
    Agency Series B
    5.50% 1/1/15 (AMBAC)                                  390,000     401,517
    5.75% 1/1/11 (FGIC)                                 1,000,000   1,030,150
                                                                   ----------
                                                                    5,260,053
                                                                   ----------
Hospital Revenue Bonds - 24.43%
  Duluth Economic Development Authority
    Health Care Facilities Revenue
    Benedictine Health System
    (St. Mary's Hospital) Series C
    6.00% 2/15/20 (Connie Lee)                          1,000,000   1,033,970
  Duluth Economic Development Authority
    Hospital Facilities Revenue
    (St. Luke's Hospital)
    Series B 6.40% 5/1/18 (Connie Lee)                  1,000,000   1,023,730
  Minneapolis Health Care Facilities
    Revenue (Fairview Hospital &
    Healthcare Service)
    Series A 5.25% 11/15/19 (MBIA)                      1,500,000   1,553,055

                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds (continued)
  Minneapolis Health Care System
    Revenue (Fairview Health Services)
    Series A 5.625% 5/15/32                            $2,500,000 $ 2,599,400
  Minnesota Agricultural & Economic
    Development Health Care System
    (Fairview Hospital)
    Series A 6.375% 11/15/29                            2,500,000   2,718,476
  St. Paul Housing & Redevelopment
    Authority Health Care Facilities
    Revenue (Regions Hospital Project)
    5.30% 5/15/28                                       1,000,000     987,920
                                                                   ----------
                                                                    9,916,551
                                                                   ----------
Investor Owned Utilities Revenue Bonds - 5.28%
  Bass Brook Pollution Control Revenue
    (Minnesota Power & Light Company)
    6.00% 7/1/22                                        2,100,000   2,144,415
                                                                   ----------
                                                                    2,144,415
                                                                   ----------
Multifamily Housing Revenue Bonds - 12.63%
  Brooklyn Center Multifamily Housing
    Revenue (Four Courts Apartments
    Project) Series A 7.50% 6/1/25 (AMT)                1,800,000   1,808,838
  Southcentral Minnesota Multi County
    Housing & Redevelopment Authority
    (Winona County) 5.35% 1/1/28
    (County-GTD)                                          300,000     304,767
  St. Paul Housing & Redevelopment
    Authority Multifamily Housing Revenue
    (Pointe of St. Paul Project)
    6.60% 10/1/12 (FNMA)                                2,950,000   3,015,225
                                                                   ----------
                                                                    5,128,830
                                                                   ----------
Parking Revenue Bonds - 1.71%
  St. Paul Housing & Redevelopment
    Authority Parking Revenue
    (Block 19 Ramp Project)
    Series A 5.35% 8/1/29 (FSA)                           650,000     694,304
                                                                   ----------
                                                                      694,304
                                                                   ----------
Political Subdivision General Obligation
  Bonds - 8.24%
  Hennepin County Series B 5.00% 12/1/18                1,300,000   1,391,169
  Washington County Housing &
    Redevelopment Authority Series B
    5.50% 2/1/22 (MBIA)                                   855,000     908,540
    5.50% 2/1/32 (MBIA)                                 1,000,000   1,047,180
                                                                   ----------
                                                                    3,346,889
                                                                   ----------
*Pre-Refunded Bonds - 18.38%
  Duluth Economic Development Authority
    Health Care Facilities Revenue
    (Duluth Clinic)
    6.30% 11/1/22-04 (AMBAC)                              730,000     800,927

Statement             Delaware Investments Minnesota Municipal Income Fund, Inc.
     of Net Assets (continued)

                                                        Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
*Pre-Refunded Bonds (continued)
  Northfield College Facility
    (St. Olaf College)
    6.30% 10/1/12-02                                   $1,075,000  $1,096,640
    6.40% 10/1/21-02                                    1,750,000   1,785,245
  Puerto Rico Commonwealth
    6.00% 7/1/26-07                                     2,000,000   2,367,639
  St. Francis Independent School
    District #15 6.30% 2/1/11-06 (FSA)                  1,250,000   1,412,563
                                                                   ----------
                                                                    7,463,014
                                                                   ----------
Public Power Revenue Bonds - 21.46%
  Chaska Electric Revenue
    Series A 6.00% 10/1/25                              1,000,000   1,076,560
  Northern Minnesota Municipal Power
    Agency Electric System Revenue
    Series A 5.00% 1/1/21                               2,700,000   2,700,809
  Northern Minnesota Municipal Power
    Agency Electric System Revenue
    Series B 5.50% 1/1/18 (AMBAC)                       1,250,000   1,283,713
  Rochester Electric
    5.25% 12/1/30 (AMBAC)                                 150,000     157,977
  Southern Minnesota Municipal
    Power Agency Series B
    5.00% 1/1/16 (FGIC)                                   580,000     581,943
    5.50% 1/1/15 (AMBAC)                                  610,000     628,404
  Western Minnesota Municipal
    Power Agency Series A
    5.50% 1/1/15 (MBIA)                                 2,275,000   2,281,438
                                                                   ----------
                                                                    8,710,844
                                                                   ----------
School District General Obligation Bonds - 3.11%
  Centennial Independent School
    District #012 Series A
    5.00% 2/1/20 (FSA)                                    400,000     424,324
  Robbinsdale Independent School
    District #281 5.00% 2/1/21 (FSA)                      500,000     526,455
  St. Michael Independent School
    District #885 5.00% 2/1/24 (FSA)                      300,000     311,220
                                                                   ----------
                                                                    1,261,999
                                                                   ----------
Single Family Housing Revenue Bonds - 3.96%
  Dakota County Housing & Redevelopment
    Authority Single Family
    Mortgage Revenue
    5.85% 10/1/30 (GNMA) (FNMA) (AMT)                     235,000     244,010
  Minnesota Housing Finance Agency
    Single Family Mortgage Revenue
    Series J 5.90% 7/1/28 (AMT)                         1,300,000   1,362,270
                                                                   ----------
                                                                    1,606,280
                                                                   ----------
State General Obligation Bonds - 6.53%
  Minnesota State Refunding
    5.00% 8/1/21                                        2,500,000   2,650,350
                                                                   ----------
                                                                    2,650,350
                                                                   ----------

                                                       Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Territorial Revenue Bonds - 2.72%
  Puerto Rico Electric Power Authority
    Power Revenue Series EE
    4.75% 7/1/24                                      $ 1,100,000 $ 1,103,817
                                                                  -----------
                                                                    1,103,817
                                                                  -----------
Water & Sewer Revenue Bonds - 7.52%
**Minnesota Public Facilities Authority
    Water Pollution Control Revenue,
    Inverse Floater ROLS
    7.09% 3/1/16                                        1,000,000   1,082,170
    7.24% 3/1/17                                        1,855,000   1,969,973
                                                                  -----------
                                                                    3,052,143
                                                                  -----------
Total Municipal Bonds (cost $57,178,825)                           61,718,831
                                                                  -----------

Total Market Value of Securities - 152.04%
  (cost $57,178,825)                                               61,718,831
Liabilities Net of Receivables and
  Other Assets - (2.77%)                                           (1,123,317)
Liquidation Value of
  Preferred Stock - (49.27%)                                      (20,000,000)
                                                                  -----------
Net Assets Applicable to 2,594,700
  Common Shares ($0.01 Par Value)
  Outstanding - 100.00%                                           $40,595,514
                                                                  ===========

Net Asset Value Per Common Share
  ($40,595,514 / 2,594,700 Shares)                                     $15.65
                                                                       ------

Components of Net Assets at September 30, 2002:
Common stock, $0.01 par value, 200 million
  shares authorized to the Fund                                   $35,426,740
Undistributed net investment income                                   629,236
Accumulated net realized gain on investments                           72,284
Net unrealized appreciation of investments                          4,467,254
                                                                  -----------
Total net assets                                                  $40,595,514
                                                                  ===========

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
CFC - Insured by the National Rural Utilities Cooperative Finance Corporation Connie Lee - Insured by the College Construction Insurance Association
FGIC - Insured by the Financial Guaranty Insurance Company
FNMA - Insured by Fannie Mae
FHA - Insured by the Federal Housing Authority
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

** An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of September 30, 2002.

See accompanying notes

Statement          Delaware Investments Minnesota Municipal Income Fund II, Inc.
  of Net Assets    September 30, 2002 (Unaudited)


                                                       Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 151.54%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 5.43%
  Minneapolis/St. Paul Metropolitan
    Airports Commission Revenue
    Series A 5.00% 1/1/30 (AMBAC)                      $1,200,000 $ 1,231,836
    Series B 5.25% 1/1/24 (FGIC)                        1,000,000   1,041,010
    Series C 5.25% 1/1/32 (FGIC)                        3,500,000   3,677,800
                                                                  -----------
                                                                    5,950,646
                                                                  -----------
Continuing Care/Retirement Revenue
  Bonds - 5.81%
  Bloomington Health Care Facilities
    (Masonic Home Care Center)
    5.875% 7/1/22 (AMBAC)                               1,200,000   1,226,820
  Minneapolis Health Care Facility Revenue
    (Jones-Harrison Residence Project)
    6.00% 10/1/27                                       2,000,000   1,765,420
  Minnetonka Housing Facilities Revenue
    (Beacon Hill Senior Housing Project,
  Presbyterian Homes & Services)
    7.55% 6/1/19                                        2,365,000   2,417,574
  Moorhead Economic Development
    Authority Multifamily Revenue
    (Eventide Lutheran Home)
    Series B 6.00% 6/1/18                               1,000,000     962,500
                                                                  -----------
                                                                    6,372,314
                                                                  -----------
Corporate Backed Revenue Bonds - 5.35%
  Burnsville Commonwealth Development
    (Holiday Inn Project) 5.90% 4/1/08                  1,430,000   1,497,367
  Cloquet Pollution Control Revenue
    (Potlatch Corporation Projects)
    5.90% 10/1/26                                       5,000,000   4,366,500
                                                                  -----------
                                                                    5,863,867
                                                                  -----------
Escrowed to Maturity Bonds - 21.22%
  Dakota/Washington Counties Housing &
    Redevelopment Authority Single Family
    Mortgage Revenue 8.375% 9/1/21
    (GNMA) (FHA) (AMT)                                  5,500,000   8,241,144
  Metropolitan Council Minneapolis/St. Paul
    Area Sports Facilities Commission
    (Hubert H. Humphrey Metrodome)
    6.00% 10/1/09                                       2,360,000   2,409,820
  Southern Minnesota Municipal Power
    Agency Power Supply Revenue
    Series A 5.75% 1/1/18                               3,715,000   3,827,007
  St. Paul Housing & Redevelopment
    Authority Sales Tax (Civic Center)
    5.55% 11/1/23 (MBIA)                                4,200,000   4,443,852
    5.55% 11/1/23                                       2,300,000   2,433,538
  Western Minnesota Municipal Power
    Agency 6.625% 1/1/16                                1,535,000   1,927,592
                                                                  -----------
                                                                   23,282,953
                                                                  -----------

                                                       Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Higher Education Revenue Bonds - 13.07%
  Minnesota Higher Education Facilities
    Authority (St. Catherine College)
    Series 5-N1 5.375% 10/1/32                         $1,500,000 $ 1,542,060
  Minnesota Higher Education Facilities
    Authority (St. Thomas University)
    Series 3-R1 5.60% 10/1/15                           1,050,000   1,078,424
    Series 3-R2 5.60% 9/1/14                              175,000     179,631
    Series 4-A1 5.625% 10/1/21                          1,000,000   1,048,440
  Minnesota State University Board
    (State University System)
    Series 1993-C
    5.60% 6/30/16 (MBIA)                                3,115,000   3,198,077
    5.60% 6/30/19 (MBIA)                                3,720,000   3,812,441
  University of Minnesota Series A
    5.50% 7/1/21                                        3,000,000   3,470,550
                                                                  -----------
                                                                   14,329,623
                                                                  -----------
Hospital Revenue Bonds - 24.73%
  Brainerd Health Care (Evangelical
    Lutheran Health Care Facilities)
    Series A 6.65% 3/1/17 (FSA)                         1,195,000   1,223,250
  Duluth Economic Development Authority
    Health Care Facilities Revenue
    Benedictine Health System
    (St. Mary's Hospital)
    Series C 6.00% 2/15/20 (Connie Lee)                 6,000,000   6,203,820
  Minneapolis Health Care System Revenue
    (Fairview Health Services)
    Series A 5.625% 5/15/32                             3,500,000   3,639,160
  Minneapolis/St. Paul Housing &
    Redevelopment Authority Health Care
    Systems (Children's Health Care Series)
    Series A 5.50% 8/15/25 (FSA)                        1,400,000   1,474,550
  Minnesota Agricultural & Economic
    Development Health Care System
    (Fairview Hospital)
    Series 97A 5.75% 11/15/26 (MBIA)                    5,550,000   6,009,596
    Series A 6.375% 11/15/29                            2,800,000   3,044,692
  Rochester Health Care Facilities Revenue
    (Mayo Foundation)
    Series B 5.50% 11/15/27                             3,365,000   3,561,079
  St. Paul Housing & Redevelopment
    Authority Health Care Facilities
    Revenue (Regions Hospital Project)
    5.30% 5/15/28                                         400,000     395,168
  Waconia Health Care Facilities Revenue
    (Ridgeview Medical Center Project)
    Series A 6.10% 1/1/19 (RADIAN)                      1,405,000   1,579,557
                                                                  -----------
                                                                   27,130,872
                                                                  -----------
Investor Owned Utilities Revenue Bonds - 7.04%
  Bass Brook Pollution Control Revenue
    (Minnesota Power & Light Company)
    6.00% 7/1/22                                        7,560,000   7,719,894
                                                                  -----------
                                                                    7,719,894
                                                                  -----------

Statement          Delaware Investments Minnesota Municipal Income Fund II, Inc.
     of Net Assets

                                                       Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Miscellaneous Revenue Bonds - 1.44%
  Minneapolis Community Development
    Agency (Supported Development
    Revenue Limited Tax Common Bond
    Fund) Series 5 5.70% 12/1/27                        $ 375,000 $   386,576
  Minneapolis Community Development
    Series G1 5.70% 12/1/19                             1,100,000   1,193,896
                                                                  -----------
                                                                    1,580,472
                                                                  -----------
Multifamily Housing Revenue Bonds - 10.91%
  Chanhassen Multifamily Housing Revenue
    (Heritage Park Project)
    6.20% 7/1/30 (FHA) (AMT)                            1,105,000   1,158,438
  Dakota County Housing & Redevelopment
    Authority Multifamily Mortgage
    (Imperial Ridge Project) Series 1993-A
    6.10% 12/15/28 (GNMA) (FHA)                         1,810,000   1,849,567
  Harmony Multifamily Housing Revenue
    Refunding Section 8
    (Zedakah Foundation Project)
    Series A 5.95% 9/1/20                               1,000,000     996,670
  Minnesota Housing Finance Agency
    Multifamily Rental Housing Series D
    5.90% 2/1/14                                        1,115,000   1,149,286
    6.00% 8/1/22                                        2,295,000   2,359,420
  Minnetonka Housing Facilities
    (Beacon Hill Project)
    (Presbyterian Homes & Services)
    7.25% 6/1/09                                        1,225,000   1,238,757
    7.50% 6/1/14                                          760,000     776,424
  Southcentral Minnesota Multi County
    Housing & Redevelopment Authority
    (Winona County) 5.35% 1/1/28
    (County-GTD)                                          870,000     883,824
  Stillwater Multifamily (Stillwater Cottages)
    (Orleans Homes Number One)
    7.25% 11/1/27 (AMT)                                 1,540,000   1,551,873
                                                                  -----------
                                                                   11,964,259
                                                                  -----------
Parking Revenue Bonds - 1.22%
  St. Paul Housing & Redevelopment
    Authority Parking Revenue
    (Block 19 Ramp Project)
    Series A 5.35% 8/1/29 (FSA)                         1,250,000   1,335,200
                                                                  -----------
                                                                    1,335,200
                                                                  -----------
Political Subdivision General Obligation Bonds - 2.67%
  Hennepin County Series B
    5.00% 12/1/18                                       1,000,000   1,070,130
**Minnesota State, Inverse Floater ROLS
    8.39% 11/1/17                                         570,000     659,661
  Washington County Housing &
    Redevelopment Authority Series B
    5.50% 2/1/32 (MBIA)                                 1,140,000   1,193,785
                                                                  -----------
                                                                    2,923,576
                                                                  -----------

                                                      Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
*Pre-Refunded Bonds - 13.41%
  Buffalo Independent School District #877
    (Enhanced Programs)
    6.15% 2/1/22-03 (FSA)                              $4,030,000 $ 4,091,296
  Duluth Economic Development Authority
    Health Care Facilities Revenue
    (Duluth Clinic)
    6.20% 11/1/12-04 (AMBAC)                              280,000     306,634
    6.30% 11/1/22-04 (AMBAC)                              960,000   1,053,274
  Esko Independent School District #99
    5.65% 4/1/12-05 (FSA)                                 550,000     599,825
  Hawley Independent School District #150
    Series A 5.75% 2/1/17-06 (FSA)                      1,000,000   1,112,460
  Minnesota Public Facilities Authority
    Water Pollution Control Revenue
    Series A 6.25% 3/1/16-05                            1,000,000   1,106,430
  Red Wing Independent School
    District #256 Series 1993-A
    5.70% 2/1/12-03                                     2,925,000   2,964,107
    5.70% 2/1/13-03                                     1,625,000   1,646,726
  Stewartville Independent School
    District #534 5.75% 2/1/17-05                       1,705,000   1,839,405
                                                                  -----------
                                                                   14,720,157
                                                                  -----------
Public Power Revenue Bonds - 7.88%
  Northern Minnesota Municipal Power
    Agency Electric System Revenue
    Series A 5.00% 1/1/21                               2,050,000   2,050,615
    Series B 5.50% 1/1/18 (AMBAC)                       5,955,000   6,115,606
  Rochester Electric
    5.25% 12/1/30 (AMBAC)                                 450,000     473,931
                                                                  -----------
                                                                    8,640,152
                                                                  -----------
School District General Obligation Bonds - 2.46%
  Centennial Independent School
    District #012 Series A
    5.00% 2/1/20 (FSA)                                    400,000     424,324
  Rosemount Independent School
    District #196 Series A 5.70% 4/1/12                 1,270,000   1,414,247
  St. Michael Independent School
    District #885 5.00% 2/1/24 (FSA)                      825,000     855,855
                                                                  -----------
                                                                    2,694,426
                                                                  -----------
Single Family Housing Revenue Bonds - 10.25%
  Minnesota Housing Finance Agency
    Single Family Housing
    Series 1992-B 6.15% 1/1/26 (AMT)                    2,930,000   3,005,682
    Series 1992-C2 6.15% 7/1/23 (AMT)                   2,970,000   3,048,557
    Series 1994-J 6.95% 7/1/26 (AMT)                    1,635,000   1,692,470
  Minnesota Housing Finance Agency
    Single Family Rental Housing
    Series D 5.95% 2/1/18 (MBIA)                        1,135,000   1,184,758
  Minnesota Housing Finance Agency
    Single Family Mortgage Revenue
    Series F 6.30% 7/1/25                               1,125,000   1,166,276
    Series J 5.90% 7/1/28 (AMT)                         1,095,000   1,147,451
                                                                  -----------
                                                                   11,245,194
                                                                  -----------

Statement          Delaware Investments Minnesota Municipal Income Fund II, Inc.
     of Net Assets


                                                       Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
State General Obligation Bonds - 2.18%
  Minnesota State Refunding
    5.00% 8/1/21                                       $2,250,000 $ 2,385,315
                                                                  -----------
                                                                    2,385,315
                                                                  -----------
Tax Increment/Special Assessment Bonds - 3.49%
  Becker Refunding Tax Increment
    Series D 6.25% 8/1/15 (MBIA) (AMT)                  3,700,000   3,825,467
                                                                  -----------
                                                                    3,825,467
                                                                  -----------
Territorial General Obligation Bonds - 0.96%
  Puerto Rico Commonwealth Refunding
    Public Improvement Series A
    5.125% 7/1/30 (FSA)                                 1,000,000   1,051,240
                                                                  -----------
                                                                    1,051,240
                                                                  -----------
Territorial Revenue Bonds - 7.65%
  Puerto Rico Electric Power Authority
    Power Revenue Series Z
    5.25% 7/1/21                                        2,000,000   2,086,120
  Puerto Rico Highway & Transportation
    Authority Revenue
    (Highway Improvements)
    Series Y 5.50% 7/1/26                               6,000,000   6,303,120
                                                                  -----------
                                                                    8,389,240
                                                                  -----------
Water & Sewer Revenue Bonds - 4.37%
**Minnesota Public Facilities Authority
    Water Pollution Control Revenue,
    Inverse Floater ROLS
    7.24% 3/1/17                                        1,145,000   1,215,967
    7.34% 3/1/18                                        1,360,000   1,456,492
    7.34% 3/1/19                                        2,000,000   2,119,120
                                                                  -----------
                                                                    4,791,579
                                                                  -----------
Total Municipal Bonds
  (cost $156,568,244)                                             166,196,446
                                                                  -----------

Total Market Value of Securities - 151.54%
  (cost $156,568,244)                                             166,196,446
Receivables and Other Assets
  Net of Liabilities - 3.17%                                        3,473,740
Liquidation Value of Preferred
  Stock - (54.71%)                                                (60,000,000)
                                                                 ------------
Net Assets Applicable to 7,252,200
  Common Shares ($0.01 Par Value)
  Outstanding - 100.00%                                          $109,670,186
                                                                 ============

Net Asset Value Per Common Share
  ($109,670,186 / 7,252,200 Shares)                                    $15.12
                                                                       ------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Components of Net Assets at September 30, 2002:
Common stock, $0.01 par value, 200 million
  shares authorized to the Fund                                  $ 99,710,002
Undistributed net investment income                                 3,018,460
Accumulated net realized loss on investments                       (2,610,860)
Net unrealized appreciation of investments                          9,552,584
                                                                 ------------
Total net assets                                                 $109,670,186
                                                                 ============

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance

 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

** An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of September 30, 2002.

See accompanying notes

Statement         Delaware Investments Minnesota Municipal Income Fund III, Inc.
   of Net Assets  September 30, 2002 (Unaudited)


                                                       Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 154.83%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 6.47%
  Minneapolis/St. Paul Metropolitan
    Airports Commission Revenue Series A
    5.00% 1/1/30 (AMBAC)                               $  750,000  $  769,898
    5.125% 1/1/25 (FGIC)                                  900,000     935,964
                                                                   ----------
                                                                    1,705,862
                                                                   ----------
Continuing Care/Retirement Revenue Bonds - 11.57%
  Minnesota Agriculture & Economic
    Development Board Revenue
    (Benedictine Health Systems)
    5.75% 2/1/29                                        1,300,000   1,132,196
  St. Paul Housing & Redevelopment
    Authority Revenue
    (Franciscan Health Project)
    5.40% 11/20/42 (GNMA) (FHA)                         1,820,000   1,920,355
                                                                   ----------
                                                                    3,052,551
                                                                   ----------
Corporate Backed Revenue Bonds - 6.91%
  Cloquet Pollution Control Revenue
    (Potlatch Corporation Projects)
    5.90% 10/1/26                                       1,000,000     873,300
  Minneapolis Community Development
    Agency Supported Development
    Revenue (Pajor Graphics) Series 1 (LOC)
    US Bank NA 6.75% 12/1/25 (AMT)                        865,000     947,971
                                                                   ----------
                                                                    1,821,271
                                                                   ----------
Escrowed to Maturity Bonds - 12.48%
  University of Minnesota Hospital
    6.75% 12/1/16                                       2,580,000   3,292,028
                                                                   ----------
                                                                    3,292,028
                                                                   ----------
Higher Education Revenue Bonds - 9.22%
  Minnesota Higher Educational Facilities
    Authority (College of St. Benedict)
    Series 3-W 6.375% 3/1/20                              345,000     352,711
  Minnesota Higher Education Facilities
    Authority (St. Mary's College)
    Series 3-Q 6.15% 10/1/23                            1,000,000   1,019,560
  Minnesota Higher Education Facilities
    Authority (St. Thomas University)
    Series 4-A1 5.625% 10/1/21                          1,010,000   1,058,924
                                                                   ----------
                                                                    2,431,195
                                                                   ----------
Hospital Revenue Bonds - 21.18%
  Minneapolis Health Care System Revenue
    (Fairview Health Services)
    Series A 5.625% 5/15/32                             1,500,000   1,559,640
  Minnesota Agricultural & Economic
    Development Health Care System
    (Fairview Hospital)
    Series A 6.375% 11/15/29                            2,000,000   2,174,779
  Rochester Health Care Facilities
    Revenue (Mayo Foundation)
    Series B 5.50% 11/15/27                             1,000,000   1,058,270

                                                       Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds (continued)
  St. Paul Housing & Redevelopment
    Authority Health Care Facilities Revenue
    (Regions Hospital Project)
    5.30% 5/15/28                                       $ 600,000  $  592,752
  St. Paul Housing & Redevelopment
    Authority Hospital Revenue
    (Health East Project)
    Series B 5.85% 11/1/17                                250,000     200,938
                                                                   ----------
                                                                    5,586,379
                                                                   ----------
Investor Owned Utilities Revenue Bonds - 5.83%
  Bass Brook Pollution Control Revenue
    (Minnesota Power & Light Company)
    6.00% 7/1/22                                        1,505,000   1,536,831
                                                                   ----------
                                                                    1,536,831
                                                                   ----------
Multifamily Housing Revenue Bonds - 23.11%
  Brooklyn Center Multifamily
    Housing Revenue
    (Four Courts Apartments Project)
    Series A 7.50% 6/1/25 (AMT)                         1,000,000   1,004,910
  Burnsville Multifamily Housing Mortgage
    Revenue SCA Tax Exempt Trust
    Series A 7.10% 1/1/30 (FSA)                         1,990,000   2,109,578
  Minneapolis Multifamily Housing
    Revenue (Gaar Scott Loft Project)
    5.95% 5/1/30                                        1,000,000   1,078,700
  Minneapolis Multifamily Housing Revenue
    (Olson Townhomes Project)
    6.00% 12/1/19 (AMT)                                 1,875,000   1,902,844
                                                                   ----------
                                                                    6,096,032
                                                                   ----------
Parking Revenue Bonds - 5.87%
  St. Paul Housing & Redevelopment
    Authority Parking Revenue
    (Block 19 Ramp Project)
    Series A 5.35% 8/1/29 (FSA)                         1,450,000   1,548,832
                                                                   ----------
                                                                    1,548,832
                                                                   ----------
Political Subdivision General Obligation Bonds - 8.95%
  Hennepin Regional Railroad Authority
    Revenue 5.00% 12/1/26                                 650,000     668,168
  Minneapolis Sports Arena Project
    5.125% 10/1/20                                        750,000     788,093
  Washington County Housing &
    Redevelopment Authority Series B
    5.50% 2/1/22 (MBIA)                                   850,000     903,226
                                                                   ----------
                                                                    2,359,487
                                                                   ----------

Statement         Delaware Investments Minnesota Municipal Income Fund III, Inc.
  of Net Assets

                                                       Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
*Pre-Refunded Bonds - 14.39%
  Duluth Economic Development Authority
    Health Care Facilities Revenue
    (Duluth Clinic)
    6.20% 11/1/12-04 (AMBAC)                            $ 420,000  $  459,950
  Esko Independent School District #99
    5.75% 4/1/17-05 (FSA)                               2,145,000   2,344,528
  Minnesota Higher Education Facilities
    Authority (College of St. Benedict)
    Series 3-W 6.375% 3/1/20-04                           930,000     991,678
                                                                   ----------
                                                                    3,796,156
                                                                   ----------
Public Power Revenue Bonds - 7.04%
  Southern Minnesota Municipal Power
    Agency 5.75% 1/1/18 (FGIC)                          1,800,000   1,855,476
                                                                   ----------
                                                                    1,855,476
                                                                   ----------
State General Obligation Bonds - 2.11%
  Minnesota State Refunding 5.00% 8/1/21                  525,000     556,574
                                                                   ----------
                                                                      556,574
                                                                   ----------
Territorial Revenue Bonds - 3.98%
  Puerto Rico Highway & Transportation
    Authority Revenue
    (Highway Improvements)
    Series Y 5.50% 7/1/26                               1,000,000   1,050,520
                                                                   ----------
                                                                    1,050,520
                                                                   ----------
Water & Sewer Revenue Bonds - 15.72%
  Minnesota Public Facilities Authority
    Water Pollution Control Revenue
    Series B 5.40% 3/1/15                               2,200,000   2,389,508
**Minnesota Public Facilities Authority
    Water Pollution Control Revenue,
    Inverse Floater ROLS 7.34% 3/1/18                   1,640,000   1,756,358
                                                                   ----------
                                                                    4,145,866
                                                                   ----------
Total Municipal Bonds (cost $37,677,839)                           40,835,060
                                                                   ----------

Total Market Value of Securities - 154.83%
  (cost $37,677,839)                                               40,835,060
Receivables and Other Assets
  Net of Liabilities - 2.04%                                          539,134
Liquidation Value of Preferred Stock - (56.87%)                   (15,000,000)
                                                                  -----------
Net Assets Applicable to 1,837,200
  Common Shares ($0.01 Par Value)
  Outstanding - 100.00%                                           $26,374,194
                                                                  ===========

Net Asset Value Per Common Share
  ($26,374,194 / 1,837,200 Shares)                                     $14.36
                                                                       ------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Components of Net Assets at September 30, 2002:
Common stock, $0.01 par value, 200 million shares
  authorized to the Fund                                          $25,246,730
Undistributed net investment income                                   522,277
Accumulated net realized loss on investments                       (2,497,848)
Net unrealized appreciation of investments                          3,103,035
                                                                  -----------
Total net assets                                                  $26,374,194
                                                                  ===========

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association

 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

** An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of September 30, 2002.

See accompanying notes

Statement               Delaware Investments Arizona Municipal Income Fund, Inc.
     of Net Assets      September 30, 2002 (Unaudited)


                                                       Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 149.90%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 2.17%
  Phoenix Civic Improvement Airport
    Revenue Senior Lien Series A
    5.00% 7/1/25 (FSA)                                 $1,000,000 $ 1,035,600
                                                                  -----------
                                                                    1,035,600
                                                                  -----------
Charter School Revenue Bonds - 6.78%
  Pima County Industrial Development
    Authority (Arizona Charter Schools
    Project II) Series A 6.75% 7/1/31                   3,250,000   3,235,245
                                                                  -----------
                                                                    3,235,245
                                                                  -----------
Continuing Care/Retirement Revenue Bonds - 3.34%
  Yavapai County Industrial Development
    Authority Residential Care Facilities
    (Margaret T. Morris Center)
    Series A 5.40% 2/20/38 (GNMA)                       1,575,000   1,590,939
                                                                  -----------
                                                                    1,590,939
                                                                  -----------
Dedicated Tax & Fees Revenue Bonds - 8.19%
  Oro Valley Municipal Property
    Corporation Excise Tax Revenue
    5.00% 7/1/20 (FGIC)                                 1,450,000   1,544,946
  Phoenix Civic Improvement Corporation
    Excise Tax Revenue 5.25% 7/1/24                     1,000,000   1,054,920
  Scottsdale Municipal Property
    Corporation Lease
    6.25% 11/1/14 (FGIC)                                1,300,000   1,304,927
                                                                  -----------
                                                                    3,904,793
                                                                  -----------
Escrowed to Maturity Bonds - 10.50%
  Puerto Rico Commonwealth Infrastructure
    Financing Authority Special
    Series A 5.50% 10/1/40                              4,500,000   5,009,130
                                                                  -----------
                                                                    5,009,130
                                                                  -----------
Higher Education Revenue Bonds - 2.52%
  Southern Arizona Capital Facilities
    Finance Corporation
    (University of Arizona Project)
    5.00% 9/1/23 (MBIA)                                 1,150,000   1,201,647
                                                                  -----------
                                                                    1,201,647
                                                                  -----------
Hospital Revenue Bonds - 15.88%
  Maricopa County Industrial Development
    Authority (Catholic Health Care West)
    Series A 6.00% 7/1/21 (MBIA)                        1,100,000   1,124,882
  Maricopa County Industrial Development
    Authority (Mayo Clinic Hospital)
    5.25% 11/15/37                                      2,000,000   2,098,939
  Mohave County Industrial Development
    Authority (Chris/Silver Ridge)
    6.375% 11/1/31 (GNMA)                                 750,000     807,435
  Show Low Industrial Development
    Authority Hospital Revenue
    (Navapache Regional Medical Center)
    Series A 5.50% 12/1/17 (ACA)                        1,750,000   1,840,230

                                                       Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds (continued)
  University of Arizona Medical Center
    6.25% 7/1/16 (MBIA)                                 $ 700,000  $  716,422
  Yuma Industrial Development Authority
    (Yuma Regional Medical Center)
    5.00% 8/1/31 (FSA)                                    950,000     987,744
                                                                  -----------
                                                                    7,575,652
                                                                  -----------
Miscellaneous Revenue Bonds - 13.10%
  Arizona School Facilities Board Revenue
    5.00% 7/1/19                                        2,000,000   2,122,820
  Arizona Student Loan Acquisition
    Authority Revenue 5.90% 5/1/24                      1,500,000   1,604,325
  Maricopa County Stadium District
    5.50% 7/1/13 (MBIA)                                 2,400,000   2,519,832
                                                                  -----------
                                                                    6,246,977
                                                                  -----------
Multifamily Housing Revenue Bonds - 10.20%
  Maricopa County Industrial Development
    Authority Multifamily Housing Revenue
    (Avalon Apartments Project)
    Series A 6.35% 4/1/30 (RADIAN)                      1,610,000   1,750,022
  Maricopa County Industrial Development
    Authority Multifamily Housing
    Revenue (Pines at Camelback
    Apartments Project) Series A
    5.45% 5/1/28 (RADIAN)                               1,250,000   1,294,425
  Peoria Industrial Development Authority
    Multifamily Housing Revenue
    (Casa Del Rio)
    Series A 7.30% 2/20/28 (GNMA)                       1,230,000   1,317,674
  Phoenix Industrial Development Authority
    Multifamily Housing Revenue
    (Chris Ridge) Series B
    6.80% 11/1/25 (FHA)                                   500,000     505,745
                                                                  -----------
                                                                    4,867,866
                                                                  -----------
Municipal Lease Revenue Bonds - 4.66%
  Tucson Certificates of Participation
    5.60% 7/1/11                                        1,100,000   1,188,022
  Yuma Municipal Property Corporation
    5.00% 7/1/25 (AMBAC)                                1,000,000   1,032,680
                                                                  -----------
                                                                    2,220,702
                                                                  -----------
Political Subdivision General Obligation
  Bonds - 3.58%
  Eagle Mountain Community Facilities
    District Series A 6.40% 7/1/17                      1,500,000   1,707,705
                                                                  -----------
                                                                    1,707,705
                                                                  -----------
*Pre-Refunded Bonds - 5.79%
  Arizona State Transportation Board
    Highway 5.75% 7/1/18-09                             2,350,000   2,761,885
                                                                  -----------
                                                                    2,761,885
                                                                  -----------

Statement               Delaware Investments Arizona Municipal Income Fund, Inc.
     of Net Assets

                                                       Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
School District General Obligation Bonds - 11.19%
  Maricopa County School District #6
    (Washington Elementary)
    5.375% 7/1/13 (FSA)                                $4,575,000 $ 5,340,169
                                                                  -----------
                                                                    5,340,169
                                                                  -----------
Single Family Housing Revenue Bonds - 15.45%
  Phoenix Industrial Development Authority
    Single Family Mortgage
    5.30% 4/1/20
    (GNMA) (FNMA) (FHLMC)                               2,235,000   2,310,185
    5.35% 6/1/20
    (GNMA) (FNMA) (FHLMC)                               3,075,000   3,182,748
  Pima County Industrial Development
    Authority Single Family Mortgage
    Revenue 6.125% 11/1/33 (AMT)
    (GNMA) (FNMA) (FHLMC)                               1,745,000   1,876,154
                                                                  -----------
                                                                    7,369,087
                                                                  -----------
Territorial Revenue Bonds - 28.09%
  Puerto Rico Commonwealth Highway &
    Transportation Authority
    Transportation Revenue Series D
    5.00% 7/1/32 (FSA)                                 10,750,000  11,234,609
  Puerto Rico Public Buildings Authority
    Revenue Guaranteed Government
    Facilities Series D 5.25% 7/2/36                      750,000     791,955
  Virgin Islands Public Finance Authority
    Revenue Series A
    6.125% 10/1/29 (ACA)                                1,250,000   1,378,488
                                                                  -----------
                                                                   13,405,052
                                                                  -----------
Turnpike/Toll Road Revenue Bonds - 2.74%
  Tucson Street & Highway
    5.50% 7/1/12 (MBIA)                                 1,250,000   1,307,738
                                                                  -----------
                                                                    1,307,738
                                                                  -----------
Water & Sewer Revenue Bonds - 5.72%
  Arizona Water Infrastructure Finance
    Authority Revenue Water Quality
    Series A 5.05% 10/1/20                              1,500,000   1,596,960
  Phoenix Civic Improvement Corporation
    Wastewater Systems Revenue
    5.00% 7/1/24 (FGIC)                                 1,090,000   1,130,995
                                                                  -----------
                                                                    2,727,955
                                                                  -----------
Total Municipal Bonds (cost $66,338,086)                           71,508,142
                                                                  -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Market Value of Securities - 149.90%
  (cost $66,338,086)                                             $ 71,508,142
Receivables and Other Assets
  Net of Liabilities - 2.50%                                        1,194,206
Liquidation Value of Preferred
  Stock - (52.40%)                                                (25,000,000)
                                                                  -----------
Net Assets Applicable to 2,982,200
  Common Shares ($0.01 Par Value)
  Outstanding - 100.00%                                           $47,702,348
                                                                  ===========

Net Asset Value Per Common Share
  ($47,702,348 / 2,982,200 Shares)                                     $16.00
                                                                       ------

Components of Net Assets at September 30, 2002:
Common stock, $0.01 par value, 200 million shares
  authorized to the Fund                                          $40,838,893
Undistributed net investment income                                 1,153,383
Accumulated net realized gain on investments                          566,652
Net unrealized appreciation of investments                          5,143,420
                                                                  -----------
Total net assets                                                  $47,702,348
                                                                  ===========

Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FHLMC - Insured by the Federal Home Loan Mortgage Corporation
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance

* For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

See accompanying notes

Statement            Delaware Investments Florida Insured Municipal Income Fund
     of Net Assets   September 30, 2002 (Unaudited)


                                                       Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 150.78%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 9.49%
  Dade County Aviation Series 96B
    5.60% 10/1/26 (MBIA)                               $1,000,000 $ 1,062,570
  Hillsborough County Aviation Authority
    (Tampa International Airport)
    Series B 5.60% 10/1/19 (FGIC)                       1,600,000   1,681,584
  Miami-Dade County Aviation Revenue
    (Miami International Airport)
    5.375% 10/1/32 (FGIC)                               1,000,000   1,054,680
                                                                  -----------
                                                                    3,798,834
                                                                  -----------
Dedicated Tax & Fees Revenue Bonds - 20.03%
  Florida Department Transportation
    5.00% 7/1/31 (FGIC)                                 1,400,000   1,453,606
  Jacksonville County Transportation
    Revenue 5.25% 10/1/29 (MBIA)                        2,000,000   2,115,340
  Miami Beach Resort Tax
    5.50% 10/1/16 (AMBAC)                               1,000,000   1,123,730
  Orange County Public Service Tax
    6.00% 10/1/24 (FGIC)                                3,000,000   3,327,540
                                                                  -----------
                                                                    8,020,216
                                                                  -----------
Escrowed to Maturity Bonds - 2.54%
  Hillsborough County Industrial
    Development Authority
    (Allegany Health System -
    John Knox Village)
    5.75% 12/1/21 (MBIA)                                1,000,000   1,016,100
                                                                  -----------
                                                                    1,016,100
                                                                  -----------
Higher Education Revenue Bonds - 7.49%
  Florida Agriculture & Mechanical
    University (Student Apartment Facility)
    5.625% 7/1/21 (MBIA)                                1,250,000   1,347,325
  Volusia County Educational Facilities
    Authority (Stetson University Project)
    Series A 5.50% 6/1/17 (MBIA)                        1,500,000   1,653,165
                                                                  -----------
                                                                    3,000,490
                                                                  -----------
Hospital Revenue Bonds - 28.77%
  Escambia County Health Facilities
    Authority (Florida Health Care
    Facilities-VHA Program)
    5.95% 7/1/20 (AMBAC) (VA)                           3,075,000   3,664,108
  Lee County Memorial Health System
    Hospital Revenue 5.00% 4/1/20                       1,000,000   1,056,930
  Orange County Health Facilities Authority
    (Adventist Health Center)
    5.75% 11/15/25 (AMBAC)                              1,500,000   1,593,015
  Orange County Health Facilities Authority
    (Orlando Regional Health)
    Series A 6.25% 10/1/18 (MBIA)                       2,000,000   2,499,640
  Venice Health Care
    (Bon Secours Health System)
    5.60% 8/15/16 (MBIA)                                2,405,000   2,710,579
                                                                  -----------
                                                                   11,524,272
                                                                  -----------

                                                       Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Multifamily Housing Revenue Bonds - 20.53%
  Florida Housing Finance Agency
    (Homeowner Mortgage)
    Series 2 5.90% 7/1/29 (AMT) (MBIA)                 $1,165,000 $ 1,228,458
  Florida Housing Finance Agency
    (Woodbridge Apartments) Series L
    6.05% 12/1/16 (AMBAC)                               1,120,000   1,198,546
    6.25% 6/1/36 (AMT) (AMBAC)                          1,500,000   1,584,885
  Florida State Housing Finance Agency
    (Leigh Meadows Apartments Section 8)
    Series N 6.30% 9/1/36
    (AMT) (AMBAC)                                       2,510,000   2,650,534
  Volusia County Housing Finance Authority
    (San Marco Apartments)
    Series A 5.60% 1/1/44 (FSA)                         1,500,000   1,557,990
                                                                  -----------
                                                                    8,220,413
                                                                  -----------
Municipal Lease Revenue Bonds - 19.22%
  Broward School Board Certificates of
    Participation Series A
    5.25% 7/1/24 (FSA)                                  1,000,000   1,062,260
  Escambia County School Board
    Certificates of Participation
    Series 2 5.50% 2/1/22 (MBIA)                        5,000,000   5,338,850
  Orange County School Board Certificates
    of Participation 5.00% 8/1/27 (MBIA)                1,250,000   1,295,338
                                                                  -----------
                                                                    7,696,448
                                                                  -----------
Ports & Harbors Revenue Bonds - 2.59%
  Florida Ports Financing Commission
    State Transportation Trust Fund
    5.375% 6/1/27 (AMT) (MBIA)                          1,000,000   1,036,370
                                                                  -----------
                                                                    1,036,370
                                                                  -----------
*Pre-Refunded Bonds - 22.29%
  Dade County School Board Certificates
    of Participation Series B
    5.60% 8/1/17-06 (AMBAC)                             1,000,000   1,138,430
  Reedy Creek Improvement District
    (Sports Complex) Series A
    5.75% 6/1/13-05 (MBIA)                              2,300,000   2,539,177
  Sunrise Utility System Series A
    5.75% 10/1/26-06 (AMBAC)                            2,500,000   2,874,175
  Tampa Utility Tax
    6.125% 10/1/19-09 (AMBAC)                           1,000,000   1,211,590
  Village Center Community Development
    District Recreational Revenue
    Series A 5.85% 11/1/16-06 (MBIA)                    1,000,000   1,164,960
                                                                  -----------
                                                                    8,928,332
                                                                  -----------
Single Family Housing Revenue Bonds - 2.57%
  Broward County Housing Finance
    Authority 5.45% 11/1/36 (FSA)                       1,000,000   1,027,680
                                                                  -----------
                                                                    1,027,680
                                                                  -----------

Statement            Delaware Investments Florida Insured Municipal Income Fund
     of Net Assets

                                                       Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
State General Obligation Bonds - 5.74%
  Florida State Board of Education
    (Capital Outlay Public Education)
    Series C 6.00% 6/1/21 (FGIC)                       $2,000,000 $ 2,298,740
                                                                  -----------
                                                                    2,298,740
                                                                  -----------
Water & Sewer Revenue Bonds - 9.52%
  Dade County Water & Sewer System
    5.50% 10/1/25 (FGIC)                                1,100,000   1,155,693
  Indian River County Water & Sewer
    System 5.50% 9/1/16 (FGIC)                          1,000,000   1,121,660
  Sarasota County Utility System
    5.50% 10/1/22 (FGIC)                                1,500,000   1,532,940
                                                                  -----------
                                                                    3,810,293
                                                                  -----------
Total Municipal Bonds (cost $54,561,695)                           60,378,188
                                                                  -----------

Total Market Value of Securities - 150.78%
  (cost $54,561,695)                                               60,378,188
Liabilities Net of Receivables and
  Other Assets - (0.83%)                                             (333,053)
Liquidation Value of Preferred Stock - (49.95%)                   (20,000,000)
                                                                  -----------
Net Assets Applicable to 2,422,200
  Common Shares ($0.01 Par Value)
  Outstanding - 100.00%                                           $40,045,135
                                                                  ===========

Net Asset Value Per Common Share
($40,045,135 / 2,422,200 Shares)                                       $16.53
                                                                       ------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Components of Net Assets at September 30, 2002:
Common stock, $0.01 par value, unlimited shares
  authorized to the Fund                                          $33,361,389
Undistributed net investment income                                   915,578
Accumulated net realized loss on investments                          (48,325)
Net unrealized appreciation of investments                          5,816,493
                                                                  -----------
Total net assets                                                  $40,045,135
                                                                  ===========

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association
VA - Insured by the Veterans Administration

* For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

See accompanying notes

Statement      Delaware Investments Colorado Insured Municipal Income Fund, Inc.
 of Net Assets September 30, 2002 (Unaudited)


                                                       Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 148.69%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 13.10%
  Denver City & County Airport
    Series E 5.25% 11/15/23 (MBIA)                    $10,000,000 $10,402,600
                                                                  -----------
                                                                   10,402,600
                                                                  -----------
Continuing Care/Retirement Revenue Bonds - 3.40%
  Colorado Health Facilities Authority
    (Porter Place) Series A
    6.00% 1/20/36 (GNMA)                                2,515,000   2,700,632
                                                                  -----------
                                                                    2,700,632
                                                                  -----------
Dedicated Tax & Fees Revenue Bonds - 18.89%
  Broomfield County Sales & Use Tax
    Revenue Refunding & Improvement
    Series A 5.00% 12/1/31 (AMBAC)                      5,750,000   5,975,055
  Denver City & County Excise Tax Revenue
    (Colorado Convention Center Project)
    Series A 5.00% 9/1/20 (FSA)                         6,500,000   6,877,195
  Golden Sales & Use Tax Revenue
    Improvement Series B
    5.10% 12/1/20 (AMBAC)                               2,000,000   2,139,620
                                                                  -----------
                                                                   14,991,870
                                                                  -----------
Higher Education Revenue Bonds - 22.25%
  Adams State College (Board of Trustees)
    5.75% 5/15/19 (MBIA)                                1,000,000   1,064,070
  Colorado Educational & Cultural
    Facilities Authority Revenue
    (University of Colorado Foundation
    Project) 5.00% 7/1/27 (AMBAC)                       4,000,000   4,153,960
  Colorado Educational & Cultural
    Facilities Authority Revenue
    (University of Denver Project)
    5.50% 3/1/21 (AMBAC)                                3,200,000   3,510,176
  Colorado Educational & Cultural
    Facilities Authority Revenue
    (University of Northern Colorado)
    5.00% 7/1/31 (MBIA)                                 3,500,000   3,621,380
  Colorado Springs Revenue
    (Colorado College)
    5.375% 6/1/32 (MBIA)                                5,000,000   5,307,600
                                                                  -----------
                                                                   17,657,186
                                                                  -----------
Hospital Revenue Bonds - 6.55%
  Colorado Health Facilities Authority
    (Boulder Community Hospital Project)
    Series B 5.875% 10/1/23 (MBIA)                      1,925,000   2,072,186
  Colorado Health Facilities Authority
    (North Colorado Medical Center)
    5.95% 5/15/12 (MBIA)                                2,000,000   2,088,840
    6.00% 5/15/20 (MBIA)                                1,000,000   1,042,610
                                                                   ----------
                                                                    5,203,636
                                                                   ----------

                                                       Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Miscellaneous Revenue Bonds - 5.87%
  Boulder County Development Revenue
    (Atmospheric Research)
    5.00% 9/1/26 (MBIA)                                $4,500,000 $ 4,661,955
                                                                  -----------
                                                                    4,661,955
                                                                  -----------
Multifamily Housing Revenue Bonds - 7.52%
  Burlingame Multifamily Housing Revenue
    Series A 6.00% 11/1/29 (MBIA)                       2,290,000   2,451,857
  Mountain Glen Housing Corporation
    Multifamily Housing Revenue
    6.70% 7/20/20 (GNMA)(FHA)                           1,280,000   1,471,155
  Snowmass Village Multifamily Housing
    Revenue Refunding
    (Essential Function Housing)
    6.25% 12/15/16 (FSA)                                2,000,000   2,047,060
                                                                  -----------
                                                                    5,970,072
                                                                  -----------
Municipal Lease Revenue Bonds - 21.27%
  Arapahoe County Library District
    Certificates of Participation
    5.70% 12/15/10 (MBIA)                               2,000,000   2,256,280
  Aurora Certificates of Participation
    5.50% 12/1/30 (AMBAC)                               2,000,000   2,157,300
  Aurora Educational Development
    6.00% 10/15/15 (Connie Lee)                         1,500,000   1,636,530
  Broomfield Certificates of Participation
    5.75% 12/1/24 (AMBAC)                               1,500,000   1,650,840
  Denver City & County Certificates of
    Participation Series B
    5.50% 12/1/25 (AMBAC)                               2,000,000   2,175,700
  Eagle County Certificates of
    Participation 5.40% 12/1/18 (MBIA)                  1,000,000   1,099,210
  Garfield County Finance Authority
    5.00% 12/1/24 (AMBAC)                               1,000,000   1,027,700
  Lakewood Certificates of Participation
    5.375% 12/1/22 (AMBAC)                              2,000,000   2,148,800
  Westminster Building Authority
    Certificates of Participation
    5.25% 12/1/22 (MBIA)                                1,555,000   1,665,265
  Westminster Certificates of Participation
    5.40% 1/15/23 (AMBAC)                               1,000,000   1,062,440
                                                                  -----------
                                                                   16,880,065
                                                                  -----------
Parking Revenue Bonds - 3.36%
  Auraria Higher Education Center Parking
    Facilities System Revenue
    5.50% 4/1/26 (MBIA)                                 2,485,000   2,668,741
                                                                  -----------
                                                                    2,668,741
                                                                  -----------

Statement      Delaware Investments Colorado Insured Municipal Income Fund, Inc.
 of Net Assets

                                                       Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Political Subdivision General Obligation Bonds - 8.42%
  G V R Metropolitan District
    5.75% 12/1/19 (AMBAC)                              $1,000,000 $ 1,134,400
  Mountain Village Metropolitan District
    San Miguel County
    5.00% 12/1/32 (MBIA)                                1,285,000   1,312,987
  Pueblo County 5.80% 6/1/11 (MBIA)                     1,405,000   1,567,334
  Pueblo County (Library District)
    5.80% 11/1/19 (AMBAC)                               1,395,000   1,586,799
  Stonegate Village Metropolitan District
    Refunding & Improvement Series A
    5.50% 12/1/21 (FSA)                                 1,000,000   1,079,300
                                                                  -----------
                                                                    6,680,820
                                                                  -----------
School District General Obligation Bonds - 12.24%
  Archuleta & Hinsdale Counties School
    District #50JT 5.55% 12/1/20 (MBIA)                 4,000,000   4,403,480
  Douglas County School District #Re-1
    (Douglas & Elbert Counties)
    5.00% 12/15/21 (MBIA)                               1,000,000   1,058,550
  El Paso County School District #20
    5.625% 12/15/16 (AMBAC)                             2,800,000   3,133,424
    5.625% 12/15/16 (MBIA)                              1,000,000   1,119,080
                                                                  -----------
                                                                    9,714,534
                                                                  -----------
Territorial General Obligation Bonds - 0.73%
  Puerto Rico Commonwealth Refunding
    Public Improvement Series A
    5.125% 7/1/30 (FSA)                                   550,000     578,182
                                                                  -----------
                                                                      578,182
                                                                  -----------
Territorial Revenue Bonds - 2.57%
  Puerto Rico Commonwealth Highway &
    Transportation Authority
    Transportation Revenue
    Series A 4.75% 7/1/38 (MBIA)                        2,000,000   2,043,380
                                                                  -----------
                                                                    2,043,380
                                                                  -----------
Turnpike/Toll Road Revenue Bonds - 13.25%
  E-470 Public Highway Authority
    5.75% 9/1/29 (MBIA)                                 3,000,000   3,350,340
    5.75% 9/1/35 (MBIA)                                 1,700,000   1,896,826
  Northwest Parkway Public Highway
    Authority Series A
    5.25% 6/15/41 (FSA)                                 5,000,000   5,273,750
                                                                  -----------
                                                                   10,520,916
                                                                  -----------

                                                       Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Water & Sewer Revenue Bonds - 9.27%
  Colorado Water Resources & Power
    Development Authority Small Water
    Resources Revenue
    5.80% 11/1/20 (FGIC)                               $2,000,000 $ 2,294,900
  Pueblo West Metropolitan District
    Water & Wastewater Revenue
    5.25% 12/15/25 (MBIA)                               2,495,000   2,614,211
  Ute Utility Water Conservancy District
    Water Revenue 5.75% 6/15/20 (MBIA)                  2,155,000   2,453,381
                                                                  -----------
                                                                    7,362,492
                                                                  -----------
Total Municipal Bonds (cost $108,774,856)                         118,037,081
                                                                  -----------

Total Market Value of Securities - 148.69%
  (cost $108,774,856)                                             118,037,081
Receivables and Other Assets Net of Liabilities - 1.70%             1,349,037
Liquidation Value of Preferred
  Stock - (50.39%)                                                (40,000,000)
                                                                  -----------
Net Assets Applicable to 4,837,100
  Common Shares ($0.01 Par Value)
  Outstanding - 100.00%                                           $79,386,118
                                                                  ===========

Net Asset Value Per Common Share
($79,386,118 / 4,837,100 Shares)                                       $16.41
                                                                       ------

Components of Net Assets at September 30, 2002:
Common stock, $0.01 par value, 200 million shares
  authorized to the Fund                                          $67,238,110
Undistributed net investment income                                 1,958,840
Accumulated net realized gain on investments                          926,943
Net unrealized appreciation of investments                          9,262,225
                                                                  -----------
Total net assets                                                  $79,386,118
                                                                  ===========

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

See accompanying notes

Statements                  Delaware Investments Closed-End Municipal Bond Funds
     of Operations          Period Ended September 30, 2002 (Unaudited)



                                                                           Delaware            Delaware           Delaware
                                                                          Investments         Investments        Investments
                                                                           Minnesota           Minnesota          Minnesota
                                                                           Municipal           Municipal          Municipal
                                                                            Income              Income             Income
                                                                          Fund, Inc.        Fund III, Inc       Fund II, Inc.
Investment Income:
  Interest                                                                $ 1,724,300        $ 4,756,049        $ 1,230,690
                                                                          -----------        -----------        -----------

Expenses:
  Management fees                                                             118,469            332,844             80,553
  Accounting and administration                                                42,500             42,500             30,250
  Remarketing Agent fees                                                       24,795             75,617             18,904
  Professional fees                                                            12,348             20,450             12,800
  Transfer agent fees and expenses                                              9,529             27,900             15,902
  Reports and statements to shareholders                                           --             17,195             12,367
  Custodian fees                                                                1,376              1,206                778
  Directors'/Trustees' Fees                                                     3,533              4,710              2,705
  Rating Agency fees                                                            4,500             10,884              8,725
  Taxes (other than taxes on income)                                               --              2,200                 75
  Other                                                                         4,084             15,118              4,492
                                                                          -----------        -----------        -----------
                                                                              221,134            550,624            187,551
  Less expenses paid indirectly                                                (2,088)            (3,203)            (1,262)
                                                                          -----------        -----------        -----------
  Total expenses                                                              219,046            547,421            186,289
                                                                          -----------        -----------        -----------

Net Investment Income                                                       1,505,254          4,208,628          1,044,401
                                                                          -----------        -----------        -----------

Net Realized and Unrealized Gain on Investments:
  Net realized gain on investments                                            189,478            310,550            160,549
  Net change in unrealized appreciation/depreciation of investments         2,195,890          5,334,777          1,713,713
                                                                          -----------        -----------        -----------
Net Realized and Unrealized Gain on Investments                             2,385,368          5,645,327          1,874,262
                                                                          -----------        -----------        -----------

Dividends on Preferred Stock                                                 (149,140)          (420,420)           (97,209)
                                                                          -----------        -----------        -----------
Net Increase in Net Assets Resulting from Operations                      $ 3,741,482        $ 9,433,535        $ 2,821,454
                                                                          ===========        ===========        ===========

See accompanying notes

Statements
     of Operations          Delaware Investments Closed-End Municipal Bond Funds
     (continued)            Period Ended September 30, 2002 (Unaudited)





                                                                             Delaware           Delaware            Delaware
                                                                            Investments        Investments         Investments
                                                                              Arizona        Florida Insured    Colorado Insured
                                                                             Municipal          Municipal           Municipal
                                                                              Income             Income              Income
                                                                            Fund, Inc.            Fund             Fund, Inc.
Investment Income:
  Interest                                                                $  1,868,879        $  1,545,158        $  2,994,740
                                                                          ------------        ------------        ------------

Expenses:
  Management fees                                                              141,098             116,222             230,104
  Accounting and administration                                                 42,500              42,500              42,500
  Remarketing Agent fees                                                        31,335              25,206              49,863
  Professional fees                                                             17,000              14,100              22,043
  Transfer agent fees and expenses                                               9,800              16,885               9,885
  Reports and statements to shareholders                                        11,857              23,178               1,976
  Custodian fees                                                                 1,330               1,027               1,500
  Directors'/Trustees' Fees                                                      2,600               3,600               2,329
  Rating Agency fees                                                             7,500               8,400               2,000
  Other                                                                          5,394               4,526               7,743
                                                                          ------------        ------------        ------------
                                                                               270,414             255,644             369,943
  Less expenses paid indirectly                                                 (2,178)             (1,726)             (2,883)
                                                                          ------------        ------------        ------------
  Total expenses                                                               268,236             253,918             367,060
                                                                          ------------        ------------        ------------

Net Investment Income                                                        1,600,643           1,291,240           2,627,680
                                                                          ------------        ------------        ------------

Net Realized and Unrealized Gain on Investments:
  Net realized gain on investments                                             230,278             265,721             135,044
  Net change in unrealized appreciation/depreciation of investments          3,711,507           3,045,052           7,614,251
                                                                          ------------        ------------        ------------
Net Realized and Unrealized Gain on Investments                              3,941,785           3,310,773           7,749,295
                                                                          ------------        ------------        ------------

Dividends on Preferred Stock                                                  (173,558)           (138,464)           (271,344)
                                                                          ------------        ------------        ------------
Net Increase in Net Assets Resulting from Operations                      $  5,368,870        $  4,463,549        $ 10,105,631
                                                                          ============        ============        ============

See accompanying notes

Statements                 Delaware Investments Closed-End Municipal Bond Funds
   of Changes in Net Assets


                                                                               Delaware                        Delaware
                                                                         Investments Minnesota          Investments Minnesota
                                                                            Municipal Income               Municipal Income
                                                                               Fund, Inc.                    Fund II, Inc.

                                                                        Six Months         Year       Six Months          Year
                                                                          Ended            Ended         Ended            Ended
                                                                         9/30/02          3/31/02       9/30/02          3/31/02
                                                                       (Unaudited)                    (Unaudited)
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                              $   1,505,254   $   3,091,152   $   4,208,628   $   8,432,490
  Net realized gain (loss) on investments                                  189,478         153,748         310,550         (25,896)
  Net change in unrealized appreciation/depreciation of investments      2,195,890        (994,508)      5,334,777      (2,210,780)
  Dividends on preferred stock                                            (149,140)       (460,732)       (420,420)     (1,319,544)
                                                                     -------------   -------------   -------------   -------------
  Net increase in net assets resulting from operations                   3,741,482       1,789,660       9,433,535       4,876,270
                                                                     -------------   -------------   -------------   -------------

Dividends and Distributions to Common Shareholders:
  From net investment income                                            (1,141,742)     (2,179,548)     (3,336,082)     (6,078,250)
                                                                     -------------   -------------   -------------   -------------
                                                                        (1,141,742)     (2,179,548)     (3,336,082)     (6,078,250)
                                                                     -------------   -------------   -------------   -------------

Net Increase (Decrease) in Net Assets                                    2,599,740        (389,888)      6,097,453      (1,201,980)

Net Assets:
  Beginning of period                                                   37,995,774      38,385,662     103,572,733     104,774,713
                                                                     -------------   -------------   -------------   -------------
  End of period                                                      $  40,595,514   $  37,995,774   $ 109,670,186   $ 103,572,733
                                                                     =============   =============   =============   =============

                                                                               Delaware                        Delaware
                                                                          Investments Minnesota           Investments Arizona
                                                                             Municipal Income               Municipal Income
                                                                              Fund III, Inc.                  Fund, Inc.

                                                                        Six Months         Year        Six Months         Year
                                                                          Ended            Ended          Ended           Ended
                                                                         9/30/02          3/31/02        9/30/02         3/31/02
                                                                       (Unaudited)                     (Unaudited)

Increase (Decrease) in Net Assets from Operations:
  Net investment income                                               $  1,044,401    $  1,954,133    $  1,600,643    $  3,320,799
  Net realized gain on investments                                         160,549         111,215         230,278         959,815
  Net change in unrealized appreciation/depreciation of investments      1,713,713        (675,896)      3,711,507      (1,708,209)
  Dividends on preferred stock                                             (97,209)       (336,918)       (173,558)       (641,330)
                                                                      ------------    ------------    ------------    ------------
  Net increase in net assets resulting from operations                   2,821,454       1,052,534       5,368,870       1,931,075
                                                                      ------------    ------------    ------------    ------------

Dividends and Distributions to Common Shareholders:
  From net investment income                                              (753,304)     (1,405,458)     (1,369,175)     (2,436,085)
  From net realized gain on investments                                         --              --              --        (429,437)
                                                                      ------------    ------------    ------------    ------------
                                                                          (753,304)     (1,405,458)     (1,369,175)     (2,865,522)
                                                                      ------------    ------------    ------------    ------------

Net Increase (Decrease) in Net Assets                                    2,068,150        (352,924)      3,999,695        (934,447)

Net Assets:
  Beginning of period                                                   24,306,044      24,658,968      43,702,653      44,637,100
                                                                      ------------    ------------    ------------    ------------
  End of period                                                       $ 26,374,194    $ 24,306,044    $ 47,702,348    $ 43,702,653
                                                                      ============    ============    ============    ============

See accompanying notes

Statements
   of Changes in Net       Delaware Investments Closed-End Municipal Bond Funds
   Assets (continued)



                                                                              Delaware                        Delaware
                                                                         Investments Florida            Investments Colorado
                                                                          Insured Municipal               Insured Municipal
                                                                            Income Fund                    Income Fund, Inc.

                                                                       Six Months         Year         Six Months         Year
                                                                          Ended           Ended           Ended           Ended
                                                                         9/30/02         3/31/02          9/30/02        3/31/02
                                                                       (Unaudited)                      (Unaudited)

Increase (Decrease) in Net Assets from Operations:
  Net investment income                                               $  1,291,240    $  2,594,441    $  2,627,680    $  5,291,994
  Net realized gain on investments                                         265,721          60,786         135,044       1,111,597
  Net change in unrealized appreciation/depreciation of investments      3,045,052        (874,028)      7,614,251      (3,041,776)
  Dividends on preferred stock                                            (138,464)       (434,638)       (271,344)     (1,080,868)
                                                                      ------------    ------------    ------------    ------------
  Net increase in net assets resulting from operations                   4,463,549       1,346,561      10,105,631       2,280,947
                                                                      ------------    ------------    ------------    ------------

Dividends and Distributions to Common Shareholders:
  From net investment income                                            (1,114,309)     (1,950,174)     (2,225,113)     (3,954,329)
  From net realized gain on investments                                         --              --              --        (638,497)
                                                                      ------------    ------------    ------------    ------------
                                                                        (1,114,309)     (1,950,174)     (2,225,113)     (4,592,826)
                                                                      ------------    ------------    ------------    ------------

Net Increase (Decrease) in Net Assets                                    3,349,240        (603,613)      7,880,518      (2,311,879)

Net Assets:
  Beginning of period                                                   36,695,895      37,299,508      71,505,600      73,817,479
                                                                      ------------    ------------    ------------    ------------
  End of period                                                       $ 40,045,135    $ 36,695,895    $ 79,386,118    $ 71,505,600
                                                                      ============    ============    ============    ============

See accompanying notes

Financial
Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    Delaware Investments Minnesota Municipal Income Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                              9/30/02    3/31/02     3/31/01      3/31/00     3/31/99      3/31/98
                                                            (Unaudited)
Net asset value, beginning of period                          $14.640     $14.790      $14.060     $15.380      $15.380     $14.470

Income (loss) from investment operations:
Net investment income                                           0.576       1.191        1.155       1.180        1.188       1.180
Net realized and unrealized gain (loss) on investments          0.931      (0.323)       0.732      (1.256)       0.004       0.970
Dividends on preferred stock:
  From net investment income                                   (0.057)     (0.178)      (0.317)     (0.272)      (0.262)     (0.280)
  From net realized gain on investments                            --          --           --      (0.014)          --      (0.010)
                                                              -------     -------      -------     -------      -------     -------
Total dividends on preferred stock                             (0.057)     (0.178)      (0.317)     (0.286)      (0.262)     (0.290)
                                                              -------     -------      -------     -------      -------     -------
Total from investment operations                                1.450       0.690        1.570      (0.362)       0.930       1.860
                                                              -------     -------      -------     -------      -------     -------

Less dividends and distributions to common shareholders:
From net investment income                                     (0.440)     (0.840)      (0.840)     (0.907)      (0.930)     (0.930)
From net realized gain on investments                              --          --           --      (0.051)          --      (0.020)
                                                              -------     -------      -------     -------      -------     -------
Total dividends and distributions                              (0.440)     (0.840)      (0.840)     (0.958)      (0.930)     (0.950)
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period                                $15.650     $14.640      $14.790     $14.060      $15.380     $15.380
                                                              =======     =======      =======     =======      =======     =======

Market value, end of period                                   $15.900     $14.450      $14.300     $13.563      $16.500     $15.690
                                                              =======     =======      =======     =======      =======     =======

Total investment return based on:(1)
Market value                                                   13.27%       7.00%       12.09%     (12.39%)      11.29%      16.04%
Net asset value                                                10.04%       4.81%       11.83%      (2.56%)       5.88%      13.02%

Ratios and supplemental data:
Net assets applicable to common shares, end of period
  (000 omitted)                                               $40,596     $37,996      $33,386     $36,488      $39,919     $39,915
Ratio of expenses to average net assets applicable to
common shares(2)                                                1.11%       1.13%        1.23%       1.36%        1.21%       1.17%
Ratio of net investment income to average net assets
  applicable to common shares(2)                                7.65%       8.00%        8.22%       8.05%        7.68%       7.86%
Ratio of net investment income to average net assets
  applicable to common shares net of dividends to
  preferred shares(3)                                           6.89%       6.84%        6.00%       6.17%        5.99%       6.01%
Portfolio turnover                                                26%         15%           6%         12%          15%          0%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)           $20,000     $20,000      $20,000     $20,000      $20,000     $20,000
Net asset coverage per share of preferred shares, end
  of period                                                  $151,489    $144,989     $145,964    $141,221     $149,797    $149,788
Liquidation value per share of preferred shares(4)            $50,000     $50,000      $50,000     $50,000      $50,000     $50,000

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Ratios do not reflect the effect of dividend payments to preferred shareholders.
(3) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(4) Excluding any accumulated but unpaid dividends. As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the period ended March 31, 2002 was an increase in net investment income per share of $0.006, a decrease in net realized and unrealized gain (loss) per share of $0.006, and an increase in the ratio of net investment income to average net assets of 0.04%. Per share data for periods prior to April 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  Delaware Investments Minnesota Municipal Income Fund II, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                              9/30/02    3/31/02     3/31/01      3/31/00     3/31/99      3/31/98
                                                            (Unaudited)
Net asset value, beginning of period                          $14.280     $14.450      $13.590     $14.950      $14.800     $13.590

Income (loss) from investment operations:
Net investment income                                           0.580       1.163        1.168       1.176        1.154       1.130
Net realized and unrealized gain (loss) on investments          0.778      (0.313)       0.850      (1.411)       0.099       1.200
Dividends on preferred stock:
  From net investment income                                   (0.058)     (0.182)      (0.340)     (0.307)      (0.285)     (0.300)
                                                              -------     -------      -------     -------      -------     -------
Total dividends on preferred stock                             (0.058)     (0.182)      (0.340)     (0.307)      (0.285)     (0.300)
                                                              -------     -------      -------     -------      -------     -------
Total from investment operations                                1.300       0.668        1.678      (0.542)       0.968       2.030
                                                              -------     -------      -------     -------      -------     -------

Less dividends to common shareholders:
From net investment income                                     (0.460)     (0.838)      (0.818)     (0.818)      (0.818)     (0.820)
                                                              -------     -------      -------     -------      -------     -------
Total dividends                                                (0.460)     (0.838)      (0.818)     (0.818)      (0.818)     (0.820)
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period                                $15.120     $14.280      $14.450     $13.590      $14.950     $14.800
                                                              =======     =======      =======     =======      =======     =======

Market value, end of period                                   $15.600     $14.050      $14.080     $12.438      $15.060     $13.880
                                                              =======     =======      =======     =======      =======     =======

Total investment return based on:(1)
Market value                                                   14.45%       5.75%       20.37%     (12.28%)      14.73%      16.56%
Net asset value                                                 9.14%       4.73%       13.06%      (3.43%)       6.76%      15.51%

Ratios and supplemental data:
Net assets applicable to common shares, end of period
  (000 omitted)                                              $109,670    $103,573     $104,775     $98,574     $108,456    $107,333
Ratio of expenses to average net assets applicable to
  common shares(2)                                              1.03%       1.06%        1.01%       0.99%        1.00%       1.19%
Ratio of net investment income to average net assets
  applicable to common shares(2)                                7.89%       8.03%        8.42%       8.44%        7.70%       7.84%
Ratio of net investment income to average net assets
  applicable to common shares net of dividends to
  preferred shares(3)                                           7.10%       6.79%        5.96%       6.24%        5.80%       5.73%
Portfolio turnover                                                15%          7%           3%          4%          15%          4%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)           $60,000     $60,000      $60,000     $60,000      $60,000     $60,000
Net asset coverage per share of preferred shares,
  end of period                                              $141,392    $136,311     $137,312    $132,145     $140,380    $139,444
Liquidation value per share of preferred shares(4)            $50,000     $50,000      $50,000     $50,000      $50,000     $50,000

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Ratios do not reflect the effect of dividend payments to preferred shareholders.
(3) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(4) Excluding any accumulated but unpaid dividends. As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the period ended March 31, 2002 was an increase in net investment income per share of $0.003, a decrease in net realized and unrealized gain (loss) per share of $0.003, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data for periods prior to April 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                 Delaware Investments Minnesota Municipal Income Fund III, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                              9/30/02    3/31/02     3/31/01      3/31/00     3/31/99      3/31/98
                                                            (Unaudited)
Net asset value, beginning of period                          $13.230     $13.420      $12.560     $13.970      $13.760     $12.710

Income (loss) from investment operations:
Net investment income                                           0.568       1.064        1.065       1.075        1.025       1.050
Net realized and unrealized gain (loss) on investments          1.025      (0.306)       0.889      (1.425)       0.222       1.060
Dividends on preferred stock:
  From net investment income                                   (0.053)     (0.183)      (0.336)     (0.302)      (0.279)     (0.300)
                                                              -------     -------      -------     -------      -------     -------
Total dividends on preferred stock                             (0.053)     (0.183)      (0.336)     (0.302)      (0.279)     (0.300)
                                                              -------     -------      -------     -------      -------     -------
Total from investment operations                                1.540       0.575        1.618      (0.652)       0.968       1.810
                                                              -------     -------      -------     -------      -------     -------

Less dividends to common shareholders:
From net investment income                                     (0.410)     (0.765)      (0.758)     (0.758)      (0.758)     (0.760)
                                                              -------     -------      -------     -------      -------     -------
Total dividends                                                (0.410)     (0.765)      (0.758)     (0.758)      (0.758)     (0.760)
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period                                $14.360     $13.230      $13.420     $12.560      $13.970     $13.760
                                                              =======     =======      =======     =======      =======     =======

Market value, end of period                                   $14.370     $13.000      $13.000     $11.750      $14.125     $13.380
                                                              =======     =======      =======     =======      =======     =======

Total investment return based on:(1)
Market value                                                   13.84%       5.93%       17.57%     (11.70%)      11.59%      15.80%
Net asset value                                                11.78%       4.43%       13.54%      (4.57%)       7.28%      14.82%

Ratios and supplemental data:
Net assets applicable to common shares, end of period
  (000 omitted)                                               $26,374     $24,306      $24,659     $23,075      $25,665     $25,283
Ratio of expenses to average net assets applicable to
  common shares(2)                                              1.47%       1.49%        1.42%       1.33%        1.22%       1.34%
Ratio of net investment income to average net assets
  applicable to common shares(2)                                8.25%       7.88%        8.30%       8.33%        7.35%       7.85%
Ratio of net investment income to average net assets
  applicable to common shares net of dividends to
  preferred shares(3)                                           7.48%       6.56%        5.68%       5.99%        5.35%       5.61%
Portfolio turnover                                                24%          5%           5%         16%          15%          9%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)           $15,000     $15,000      $15,000     $15,000      $15,000     $15,000
Net asset coverage per share of preferred shares,
  end of period                                              $137,917    $131,007     $132,197    $126,916     $135,549    $134,278
Liquidation value per share of preferred shares(4)            $50,000     $50,000      $50,000     $50,000      $50,000     $50,000

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Ratios do not reflect the effect of dividend payments to preferred shareholders.
(3) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(4) Excluding any accumulated but unpaid dividends. As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the period ended March 31, 2002 was an increase in net investment income per share of $0.007, a decrease in net realized and unrealized gain (loss) per share of $0.007, and an increase in the ratio of net investment income to average net assets of 0.04%. Per share data for periods prior to April 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    Delaware Investments Arizona Municipal Income Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                              9/30/02    3/31/02     3/31/01      3/31/00     3/31/99      3/31/98
                                                            (Unaudited)
Net asset value, beginning of period                          $14.650     $14.970      $14.000     $15.290      $15.030     $13.780

Income (loss) from investment operations:
Net investment income                                           0.537       1.113        1.124       1.115        1.108       1.090
Net realized and unrealized gain (loss) on investments          1.331      (0.257)       0.965      (1.333)       0.202       1.230
Dividends on preferred stock:
  From net investment income                                   (0.058)     (0.164)      (0.346)     (0.299)      (0.277)     (0.300)
  From net realized gain on investments                            --      (0.051)          --          --           --          --
                                                              -------     -------      -------     -------      -------     -------
Total dividends on preferred stock                             (0.058)     (0.215)      (0.346)     (0.299)      (0.277)     (0.300)
                                                              -------     -------      -------     -------      -------     -------
Total from investment operations                                1.810       0.641        1.743      (0.517)       1.033       2.020
                                                              -------     -------      -------     -------      -------     -------

Less dividends and distributions to common shareholders:
From net investment income                                     (0.460)     (0.817)      (0.773)     (0.773)      (0.773)     (0.770)
From net realized gain on investments                              --      (0.144)          --          --           --          --
                                                              -------     -------      -------     -------      -------     -------
Total dividends and distributions                              (0.460)     (0.961)      (0.773)     (0.773)      (0.773)     (0.770)
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period                                $16.000     $14.650      $14.970     $14.000      $15.290     $15.030
                                                              =======     =======      =======     =======      =======     =======

Market value, end of period                                   $16.350     $14.750      $14.250     $12.625      $15.125     $14.630
                                                              =======     =======      =======     =======      =======     =======

Total investment return based on:(1)
Market value                                                   14.05%      10.22%       19.28%     (11.65%)       8.84%      18.79%
Net asset value                                                12.37%       4.21%       13.00%      (3.10%)       7.07%      15.17%

Ratios and supplemental data:
Net assets applicable to common shares, end of period
  (000 omitted)                                               $47,702     $43,703      $44,637     $41,758      $45,586     $44,813
Ratio of expenses to average net assets applicable to
  common shares(2)                                              1.18%       1.19%        1.18%       1.21%        1.15%       1.26%
Ratio of net investment income to average net assets
  applicable to common shares(2)                                7.02%       7.41%        7.86%       7.84%        7.28%       7.41%
Ratio of net investment income to average net assets
  applicable to common shares net of dividends to
  preferred shares(3)                                           6.26%       6.33%        5.44%       5.74%        5.46%       5.34%
Portfolio turnover                                                24%         43%          24%         41%          46%         22%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)           $25,000     $25,000      $25,000     $25,000      $25,000     $25,000
Net asset coverage per share of preferred shares,
  end of period                                              $145,405    $137,405     $139,274    $133,516     $141,172    $139,627
Liquidation value per share of preferred shares(4)            $50,000     $50,000      $50,000     $50,000      $50,000     $50,000

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Ratios do not reflect the effect of dividend payments to preferred shareholders.
(3) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(4) Excluding any accumulated but unpaid dividends. As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the period ended March 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data for periods prior to April 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                 Delaware Investments Florida Insured Municipal Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                              9/30/02    3/31/02     3/31/01      3/31/00     3/31/99      3/31/98
                                                            (Unaudited)
Net asset value, beginning of period                          $15.150     $15.400      $14.340     $15.670      $15.300     $13.670

Income (loss) from investment operations:
Net investment income                                           0.533       1.071        1.087       1.092        1.113       1.090
Net realized and unrealized gain (loss) on investments          1.364      (0.337)       1.068      (1.368)       0.292       1.600
Dividends on preferred stock:
  From net investment income                                   (0.057)     (0.179)      (0.337)     (0.296)      (0.277)     (0.300)
                                                              -------     -------      -------     -------      -------     -------
Total dividends on preferred stock                             (0.057)     (0.179)      (0.337)     (0.296)      (0.277)     (0.300)
                                                              -------     -------      -------     -------      -------     -------
Total from investment operations                                1.840       0.555        1.818      (0.572)       1.128       2.390
                                                              -------     -------      -------     -------      -------     -------

Less dividends to common shareholders:
From net investment income                                     (0.460)     (0.805)      (0.758)     (0.758)      (0.758)     (0.760)
                                                              -------     -------      -------     -------      -------     -------
Total dividends                                                (0.460)     (0.805)      (0.758)     (0.758)      (0.758)     (0.760)
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period                                $16.530     $15.150      $15.400     $14.340      $15.670     $15.300
                                                              =======     =======      =======     =======      =======     =======

Market value, end of period                                   $15.850     $14.020      $13.180     $11.750      $14.750     $14.310
                                                              =======     =======      =======     =======      =======     =======

Total investment return based on:(1)
Market value                                                   16.49%      12.63%       19.06%     (15.57%)       8.47%      20.94%
Net asset value                                                12.42%       4.16%       13.99%      (3.01%)       7.80%      18.22%

Ratios and supplemental data:
Net assets applicable to common shares, end of period
  (000 omitted)                                               $40,045     $36,696      $37,300     $34,730      $37,956     $37,071
Ratio of expenses to average net assets applicable to
  common shares(2)                                              1.33%       1.34%        1.32%       1.31%        1.14%       1.25%
Ratio of net investment income to average net assets
  applicable to common shares(2)                                6.76%       6.95%        7.38%       7.50%        7.15%       7.37%
Ratio of net investment income to average net assets
  applicable to common shares net of dividends to
  preferred shares(3)                                           6.04%       5.79%        5.10%       5.47%        5.37%       5.33%
Portfolio turnover                                                15%         13%           8%          6%           0%          5%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)           $20,000     $20,000      $20,000     $20,000      $20,000     $20,000
Net asset coverage per share of preferred shares,
  end of period                                              $150,113    $141,740     $143,249    $136,825     $144,889    $142,677
Liquidation value per share of preferred shares(4)            $50,000     $50,000      $50,000     $50,000      $50,000     $50,000

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Ratios do not reflect the effect of dividend payments to preferred shareholders.
(3) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(4) Excluding any accumulated but unpaid dividends. As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities as an adjustment to interest income. This change in accounting had no effect on the Fund's results of operations for the period ended March 31, 2002. Per share data for periods prior to April 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                Delaware Investments Colorado Insured Municipal Income Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                              9/30/02    3/31/02     3/31/01      3/31/00     3/31/99      3/31/98
                                                            (Unaudited)
Net asset value, beginning of period                          $14.780     $15.260      $13.870     $15.220      $14.920     $13.580

Income (loss) from investment operations:
Net investment income                                           0.543       1.094        1.105       1.099        1.080       1.070
Net realized and unrealized gain (loss) on investments          1.603      (0.401)       1.373      (1.417)       0.264       1.300
Dividends on preferred stock:
  From net investment income                                   (0.056)     (0.172)      (0.342)     (0.297)      (0.309)     (0.290)
  From net realized gain on investments                            --      (0.051)          --          --           --          --
                                                              -------     -------      -------     -------      -------     -------
Total dividends on preferred stock                             (0.056)     (0.223)      (0.342)     (0.297)      (0.309)     (0.290)
                                                              -------     -------      -------     -------      -------     -------
Total from investment operations                                2.090       0.470        2.136      (0.615)       1.035       2.080
                                                              -------     -------      -------     -------      -------     -------

Less dividends and distributions to common shareholders:
From net investment income                                     (0.460)     (0.818)      (0.746)     (0.735)      (0.735)     (0.740)
From net realized gain on investments                              --      (0.132)          --          --           --          --
                                                              -------     -------      -------     -------      -------     -------
Total dividends and distributions                              (0.460)     (0.950)      (0.746)     (0.735)      (0.735)     (0.740)
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period                                $16.410     $14.780      $15.260     $13.870      $15.220     $14.920
                                                              =======     =======      =======     =======      =======     =======

Market value, end of period                                   $16.410     $14.700      $14.560     $12.563      $14.938     $14.000
                                                              =======     =======      =======     =======      =======     =======

Total investment return based on:(1)
Market value                                                   16.93%       7.52%       22.42%     (11.05%)      12.13%      18.09%
Net asset value                                                14.28%       3.15%       16.21%      (3.62%)       7.21%      15.84%

Ratios and supplemental data:
Net assets applicable to common shares, end of period
  (000 omitted)                                               $79,386     $71,506      $73,817     $67,093      $73,598     $72,187
Ratio of expenses to average net assets applicable to
  common shares(2)                                              0.98%       1.01%        1.06%       1.08%        1.06%       1.18%
Ratio of net investment income to average net assets
  applicable to common shares(2)                                6.99%       7.18%        7.68%       7.84%        7.12%       7.41%
Ratio of net investment income to average net assets
  applicable to common shares net of dividends to
  preferred shares(3)                                           6.27%       6.05%        5.31%       5.72%        5.08%       5.38%
Portfolio turnover                                                 8%         37%          56%         37%          18%         39%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)           $40,000     $40,000      $40,000     $40,000      $40,000     $40,000
Net asset coverage per share of preferred shares,
  end of period                                              $149,233    $139,382     $142,272    $133,867     $141,998    $140,234
Liquidation value per share of preferred shares(4)            $50,000     $50,000      $50,000     $50,000      $50,000     $50,000

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Ratios do not reflect the effect of dividend payments to preferred shareholders.
(3) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(4) Excluding any accumulated but unpaid dividends. As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities as an adjustment to interest income. This change is accounting had no effect on the Fund's results of operations for the period ended March 31, 2002. Per share data for periods prior to April 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Notes                       Delaware Investments Closed-End Municipal Bond Funds
  to Financial Statements   September 30, 2002 (Unaudited)


Delaware Investments Minnesota Municipal Income Fund, Inc. ("Minnesota Municipal Fund"); Delaware Investments Minnesota Municipal Income Fund II, Inc. ("Minnesota Municipal Fund II"); Delaware Investments Minnesota Municipal Income Fund III, Inc. ("Minnesota Municipal Fund III"); Delaware Investments Arizona Municipal Income Fund, Inc. ("Arizona Municipal Fund"), and Delaware Investments Colorado Insured Municipal Income Fund, Inc. ("Colorado Insured Municipal Fund") are organized as Maryland corporations and Delaware Investments Florida Insured Municipal Income Fund ("Florida Insured Municipal Fund") is organized as a Massachusetts Business Trust (each referred to as a "Fund" and collectively as the "Funds"). The Minnesota Municipal Fund II, Florida Insured Municipal Fund and Arizona Municipal Fund are diversified closed-end management investment companies and Minnesota Municipal Fund, Minnesota Municipal Fund III and Colorado Insured Municipal Fund are non-diversified closed-end management investment companies under the Investment Company Act of 1940, as amended. The Funds' shares trade on the American Stock Exchange.

The investment objective of each Fund is to provide high current income exempt from federal income tax and from the personal income tax of its state, if any, consistent with the preservation of capital. Florida Insured Municipal Fund will generally seek investments that will enable its shares to be exempt from Florida's intangible personal property tax. Each Fund will seek to achieve its investment objective by investing substantially all of its net assets in investment grade, tax-exempt municipal obligations of its respective state.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees/Directors.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the Funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

Notes                       Delaware Investments Closed-End Municipal Bond Funds
  to Financial Statements (continued)


1. Significant Accounting Policies (continued)
Change in Classification of Preferred Stock -- Effective April 1, 2000, the Funds adopted the classification requirement of EITF D-98, "Classification and Measurement of Redeemable Securities." EITF D-98 requires that preferred stock for which its redemption is outside the Funds' control should be presented outside of net assets in the Statement of Net Assets. The redemption of the Funds' preferred stock is outside of the control of the Funds' because of the mandatory redemption feature discussed in Note 5. In adopting EITF D-98, the net assets as of April 1, 2000 in the statements of changes in net assets were restated by excluding preferred stock valued at $20 million, $60 million, $15 million, $25 million, $20 million, and $40 million, respectively, for the Minnesota Municipal Fund, Minnesota Municipal Fund II, Minnesota Municipal fund III, Arizona Municipal Fund, Florida Insured Municipal Fund, and Colorado Insured Municipal Fund. The adoption also resulted in dividends on preferred stock being reclassified from distributions on the statements of changes in net assets to a separate line item within the statements of operations. This resulted in a reduction in the net increase in net assets from operations for the years ended March 31, 2002 and 2001, respectively, as follows: Minnesota Municipal Fund, $460,732 and $823,120; Minnesota Municipal Fund II, $1,319,544 and $2,469,090; Minnesota Municipal Fund III, $336,918 and $617,796; Arizona Municipal Fund, $641,330 and $1,030,535; Florida Insured Municipal Fund, $434,638 and $817,026; and Colorado Insured Municipal Fund, $1,080,868 and $1,654,933. As part of the adoption, per share distributions of dividends on preferred stock were reclassified from distributions to amounts from investment operations for each period presented in the financial highlights.

Expenses Paid Indirectly -- Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly." The amount of these expenses for the year ended September 30, 2002 were as follows:

                            Minnesota     Minnesota   Minnesota      Arizona     Florida Insured      Colorado Insured
                            Municipal     Municipal   Municipal      Municipal      Municipal             Municipal
                              Fund         Fund II    Fund III        Fund            Fund                   Fund
                            ---------     ---------   ---------      ---------   ---------------      ----------------
Commission Reimbursements     $  712       $2,002        $484         $  848        $  699                 $1,383
Earnings Credits               1,376        1,201         778          1,330         1,027                  1,500

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.40% which is calculated daily based on the average daily net assets of each Fund, including assets attributable to any preferred stock that may be outstanding.

The Funds have engaged Delaware Services Company, Inc., (DSC), an affiliate of DMC, to provide accounting and administration services which are based on average net assets and paid on a monthly basis, subject to certain minimums.

At September 30, 2002, the Funds had liabilities payable to affiliates as follows:

                            Minnesota     Minnesota   Minnesota      Arizona     Florida Insured      Colorado Insured
                            Municipal     Municipal   Municipal      Municipal      Municipal             Municipal
                              Fund         Fund II    Fund III        Fund            Fund                   Fund
                            ---------     ---------   ---------      ---------   ---------------      ----------------
Investment management fee
  payable to DMC             $20,128       $56,378    $13,727         $24,073       $19,850               $39,466
Dividend disbursing,
  transfer agent fees,
  accounting and other
  expenses payable to DSC     19,162        23,122      8,095          18,483        18,148                15,143
Other expenses payable to
  DMC and affiliates           2,125         3,401      1,862           2,081         1,967                 2,546

Certain officers of DMC and DSC are officers, and/or directors/trustees of the Funds. These officers and directors/trustees are paid no compensation by the Funds.

Notes                       Delaware Investments Closed-End Municipal Bond Funds
  to Financial Statements (continued)




3. Investments
For the period ended September 30, 2002, the Funds made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

                            Minnesota     Minnesota   Minnesota      Arizona     Florida Insured      Colorado Insured
                            Municipal     Municipal   Municipal      Municipal      Municipal             Municipal
                              Fund         Fund II    Fund III        Fund            Fund                   Fund
                            ---------     ---------   ---------      ---------   ---------------      ----------------
Purchases                  $10,042,613   $12,683,618  $5,022,311    $8,430,902     $4,762,938           $4,953,426
Sales                        7,641,618    13,530,677   4,865,332     9,080,040      4,284,507            4,594,704

At September 30, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                            Minnesota     Minnesota   Minnesota      Arizona     Florida Insured      Colorado Insured
                            Municipal     Municipal   Municipal      Municipal      Municipal             Municipal
                              Fund         Fund II    Fund III        Fund            Fund                   Fund
                            ---------     ---------   ---------      ---------   ---------------      ----------------
Cost of Investments        $57,178,825  $156,568,244 $37,677,839  $66,338,086     $54,561,695          $108,774,856
                           ===========  ============ ===========  ===========     ===========          ============
Aggregate Unrealized
  Appreciation             $ 4,540,006  $ 10,557,612 $ 3,466,161  $ 5,170,056     $ 5,816,493          $  9,262,225
Aggregate Unrealized
  Depreciation                      --      (929,410)   (308,940)          --              --                    --
                           -----------  ------------ -----------  -----------     -----------          ------------
Net Unrealized
  Appreciation             $ 4,540,006  $  9,628,202 $ 3,157,221  $ 5,170,056     $ 5,816,493          $  9,262,225
                           ===========  ============ ===========  ===========     ===========          ============

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended March 31, 2002 and 2001 was as follows:

                                                         Minnesota Municipal Fund           Minnesota Municipal Fund II
                                                          2002            2001               2002                2001
Tax-Exempt Income                                      $2,640,280      $3,002,668         $7,397,794          $8,397,764
                                                       ----------      ----------         ----------          ----------
Total                                                  $2,640,280      $3,002,668         $7,397,794          $8,397,764
                                                       ==========      ==========         ==========          ==========

                                                       Minnesota Municipal Fund III           Arizona Municipal Fund
                                                          2002            2001               2002                2001

Tax-Exempt Income                                      $1,742,376      $2,009,475         $2,925,684          $3,334,285
Long-term capital gain                                         --              --            581,168                  --
                                                       ----------      ----------         ----------          ----------
Total                                                  $1,742,376      $2,009,475         $3,506,852          $3,334,285
                                                       ==========      ==========         ==========          ==========

                                                      Florida Insured Municipal Fund     Colorado Insured Municipal Fund
                                                          2002            2001               2002                2001

Tax-Exempt Income                                      $2,384,812      $2,651,843         $4,788,101          $5,264,619
Ordinary Income                                                --              --            335,452                  --
Long-term capital gain                                         --              --            550,141                  --
                                                       ----------      ----------         ----------          ----------
Total                                                  $2,384,812       $2,651,843        $5,673,694          $5,264,619
                                                       ==========      ==========         ==========          ==========

Notes                      Delaware Investments Closed-End Municipal Bond Funds
  to Financial Statements (continued)




4. Dividend and Distribution Information (continued)
As of March 31, 2002, the components of net assets on a tax basis were as follows:

                                   Minnesota Municipal Fund        Minnesota Municipal Fund II      Minnesota Municipal Fund III
Paid in capital                         $35,426,740                        $ 99,710,002                     $25,246,730
Undistributed tax-exempt income             414,864                           2,566,334                         328,389
Capital loss carryforward                  (178,820)                         (2,939,456)                     (2,707,537)
Post-October losses                              --                             (25,978)                             --
Unrealized appreciation
  (depreciation)                          2,332,990                           4,261,831                       1,438,462
                                        -----------                        ------------                     -----------
Net assets                              $37,995,774                        $103,572,733                     $24,306,044
                                        ===========                        ============                     ===========

                                     Arizona Municipal Fund       Florida Insured Municipal Fund    Colorado Insured Municipal Fund

Paid in capital                         $40,838,893                         $33,361,389                     $67,238,110
Undistributed tax-exempt income           1,095,473                             877,111                       1,827,617
Undistributed ordinary income                65,300                                  --                          13,771
Undistributed long-term gains               248,096                                  --                         779,223
Capital loss carryforward                        --                            (314,046)                             --
Post-October losses                              --                                  --                              --
Unrealized appreciation
  (depreciation)                          1,454,891                           2,771,441                       1,646,879
                                        -----------                        ------------                     -----------
Net assets                              $43,702,653                         $36,695,895                     $71,505,600
                                        ===========                        ============                     ===========

For federal income tax purposes, certain Funds had accumulated capital losses as of March 31, 2002, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

                                     2003       2004          2005        2006         2008        2009        2010      Total
                                    ------     ------        ------      ------       ------      ------      ------    -------
Minnesota Municipal Fund I         $     --  $       --     $     --    $     --     $114,900   $  63,920     $   --  $  178,820
Minnesota Municipal Fund II         952,440   1,143,840       89,665     132,129      437,162     175,804      8,416   2,939,456
Minnesota Municipal Fund III        755,674   1,279,495      455,666       6,539       56,856     153,307         --   2,707,537
Florida Insured Municipal Fund       32,019     183,099           --          --       98,928          --         --     314,046

5. Capital Stock
Pursuant to their articles of incorporation, Minnesota Municipal Fund, Minnesota Municipal Fund II, Minnesota Municipal Fund III, Arizona Municipal Fund and Colorado Insured Municipal Fund each have 200 million shares of $0.01 par value common shares authorized. Florida Insured Municipal Fund has been authorized to issue an unlimited amount of $0.01 par value common shares. The Funds did not repurchase any shares under the Share Repurchase Program during the period ending September 30, 2002. Shares issuable under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, Mellon Investor Services, LLC, in the open market.

For the period ended September 30, 2002, the Funds did not have any transactions in common shares.

The Funds each have one million shares of $0.01 par value preferred shares authorized, except for Florida Insured Municipal Fund, which has an unlimited amount of $0.01 par value preferred shares authorized. Under resolutions adopted by the Board of Directors/Trustees, Minnesota Municipal Fund is allowed to issue up to 400 preferred shares, of which the entire amount was issued on August 6, 1992. On May 14, 1993, Minnesota Municipal Fund II, Arizona Municipal Fund and Florida Insured Municipal Fund issued 1,200, 500 and 400 preferred shares, respectively. On December 10, 1993, Minnesota Municipal Fund III issued 300 preferred shares and on September 23, 1993, Colorado Insured Municipal Fund issued 800 preferred shares. The preferred shares of each Fund have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends.

Dividends for the outstanding preferred shares of each Fund are cumulative at a rate established at the initial public offering and are typically reset every 28 days based on the results of an auction. Dividend rates (adjusted for any capital gain distributions) ranged from 1.30% to 1.50% on Minnesota Municipal Fund, from 1.15% to 1.62% on Minnesota Municipal Fund II, from 1.28% to 1.50% on Minnesota Municipal Fund III, from 1.30% to 1.55% on Arizona Municipal Fund, from 1.30% to 1.55% on Florida Insured Municipal Fund and from 1.15% to 1.50% on Colorado Insured Municipal Fund during the period ended September 30, 2002. Salomon Smith Barney, Inc. and Merrill Lynch Pierce, Fenner & Smith Inc. (Colorado Insured Municipal Fund only), as the remarketing agents, receive an annual fee from each of the Funds of 0.25% of the average amount of preferred stock outstanding.

Notes                       Delaware Investments Closed-End Municipal Bond Funds
  to Financial Statements (continued)


5. Capital Stock (continued)
Under the 1940 Act, the Funds may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock is less than 200%. The preferred shares are redeemable at the option of the Funds, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends whether or not declared, if certain requirements relating to the composition of the assets and liabilities of each Fund is not satisfied. The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of each Fund's Directors. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders pursuant of Section 13(a) of the 1940 Act, including, among other things, changes in each of the Fund's subclassification as a closed-end investment company or changes in their fundamental investment restrictions.

6. Credit and Market Risks
The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This semiannual report is for the information of Delaware Investments Closed-End Municipal Bond Funds shareholders. You should read the prospectus carefully before you invest. It sets forth details about charges, expenses, investment objectives, and operating policies of the Funds. The return and principal value of an investment in the Funds will fluctuate so that shares, when resold, may be worth more or less than their original cost. Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1940 that the Funds may, from time-to-time, purchase shares of their common stock on the open market at market prices.

Board of Directors/Trustees                 Affiliated Officers                    Contact Information
Walter P. Babich                            William E. Dodge                       Investment Manager
Board Chairman                              Executive Vice President and           Delaware Management Company
Citadel Constructors, Inc.                  Chief Investment Officer -- Equity     Philadelphia, PA
King of Prussia, PA                         Delaware Investments Family of Funds
                                            Philadelphia, PA                       International Affiliate
David K. Downes                                                                    Delaware International Advisers Ltd.
President and Chief Executive Officer       Jude T. Driscoll                       London, England
Delaware Investments Family of Funds        Executive Vice President and
Philadelphia, PA                            Head of Fixed Income                   Principal Office of the Funds
                                            Delaware Investments Family of Funds   2005 Market Street
John H. Durham                              Philadelphia, PA                       Philadelphia, PA 19103-7057
Private Investor
Gwynedd Valley, PA                          Richard J. Flannery                    Independent Auditors
                                            President and Chief Executive Officer  Ernst & Young LLP
John A. Fry                                 Delaware Distributors, L.P.            2001 Market Street
Executive Vice President                    Philadelphia, PA                       Philadelphia, PA 19103
University of Pennsylvania
Philadelphia, PA                                                                   Registrar and Stock Transfer Agent
                                                                                   Mellon Investor Services, L.L.C.
Anthony D. Knerr                                                                   Overpeck Centre
Consultant                                                                         85 Challenger Road
Anthony Knerr & Associates                                                         Ridgefield Park, NJ 07660
New York, NY                                                                       800 851-9677

Ann R. Leven                                                                       For Securities Dealers and Financial
Former Treasurer                                                                   Institutions Representatives
National Gallery of Art                                                            800 362-7500
Washington, DC
                                                                                   Web site
Thomas F. Madison                                                                  www.delawareinvestments.com
President and Chief Executive Officer
MLM Partners, Inc.                                                                 Number of Recordholders as of
Minneapolis, MN                                                                    September 30, 2002:
                                                                                   Minnesota Municipal Income Fund I          370
Janet L. Yeomans                                                                   Minnesota Municipal Income Fund II         610
Vice President and Treasurer                                                       Minnesota Municipal Income Fund III        142
3M Corporation                                                                     Arizona Municipal Income Fund              113
St. Paul, MN                                                                       Florida Insured Municipal Income Fund      198
                                                                                   Colorado Insured Municipal
Thomas F. Madison and Janet L. Yeomans                                               Income Fund                              195
were elected by the preferred Shareholders
of the Delaware Investments Closed-End
Municipal Bond Funds.

(6849)                                                        Printed in the USA
VOY-CEAR [9/02] IVES 11/02                                                 J8729